Exhibit 10.11

TEXAS CAPITAL BANK

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is entered into as of November 4, 2010 between LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership (“Borrower”) whose address is 19221 IH-45 South, Suite 200, Conroe, Texas 77385 and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a National banking corporation (“Lender”) whose address is 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201, and Lender’s successors and assigns, with reference to the following facts:

RECITALS

A. Borrower has requested a master guidance line of credit (“Credit Line”) under which Lender may make loans (“Loans”) in individual loan amounts (“Loan Amounts”) to:

(i) finance and/or to refinance certain existing debt secured by property (“Property”) that will be more fully described in Security Instruments (defined below) hereafter to be executed by Borrower, to finance the acquisition of developed, platted and entitled single-family residential lots or other real property (“Lots”) and/or to construct single-family residences and related improvements (“Homes”) thereon in accordance with the plans and specifications that are accepted by Lender (“Plans”), and to pay other costs and expenses approved by Lender (the “RLC Loan”); and

(ii) finance the acquisition of unimproved real property and construction thereon of infrastructure improvements pursuant to an approved budget as specified herein (the “A&DLoan”).

With respect to the RLC Loan, unless Lender specifically approves, no individual Loan Amount may exceed the Maximum Loan Amount set out on Exhibit “A”, and the aggregate of the Loan Amounts for all Loans shall not exceed the maximum sum (“Line Amount”) set out on Exhibit “A” at any one time. The Interest Rate; Origination Fee; Line Expiration Date; Unit Maturity Date for each type of Home or Lot; Loan to Value Ratio; Loan to Cost Ratio; Lot, Speculative and Model Home Limitations; and other limitations and guidelines governing the Loans and the making of a Loan for any specific Lot or Home shall be as set out on Exhibit “A”.

With respect to the A&D Loan, the Interest Rate and Commitment Fee shall be as specified in Exhibit “A” and all additional terms, conditions and fees shall be as specified in the Project Loan Sheet for each Project Loan as specified below.

Capitalized terms and phrases used in this Agreement that are defined on Exhibit “A” shall have the meaning stated on Exhibit “A”.

B. Each Loan shall be evidenced by the Loan Documents, and a supplemental deed of trust (which incorporates a Master Form Deed of Trust which has been duly filed for record by the Lender in each county where the Property is located pursuant to the provisions of Section 12.009 of the Texas Property Code), encumbering the Property and securing the Credit Line (the supplemental deed of trust and the Master Form Deed of Trust being referred to collectively, as the “Security Instrument”). Each of guarantors identified on Exhibit “A” attached hereto shall execute a Guaranty (“Guaranty”) pursuant to which Guarantors shall jointly and severally guaranty payment and performance of Borrower’s obligations under the Loan Documents. As used herein, “Loan Documents” means this Agreement; the Financial Covenants, Reporting and Monitoring Agreement and Covenants, Representations and Warranties; a promissory note in the Line Amount (“Note”): the Security Instruments from time to time executed by Borrower as security for any Loan (provided that the Security Instruments shall secure the Credit Line and will not secure only the Loan Amount for the Property, Lot and/or Home described therein); any and all Guaranties; and all other documents executed at any time in connection with any Loan or any of the other Loan Documents as such documents may be modified, supplemented, extended, renewed, or replaced from time to time.

C. The parties acknowledge that Lender may in its sole discretion agree to accept a New Start Request under the RLC Loan by making an Initial Advance under the Loan with respect to same. As used in this Agreement, a “New Start Request” means a written request (in form and content satisfactory to Lender) setting forth the information required by Lender for which Borrower requests a Loan. Notwithstanding Borrower’s full compliance with all terms, conditions and covenants contained in the Loan Documents, Lender may at any time and from time to time decline to approve specific New Start Requests under the RLC Loan and decline to make a Loan. In the event Lender declines to approve any specific New Start Request, the rights and remedies of Lender pursuant to the terms of the Loan Documents shall not be diminished or otherwise affected. No New Start Request will be approved after the Line Expiration Date stated on Exhibit “A”.

AGREEMENT

ARTICLE 1. THE LOAN.

I. The RLC Loan:

1.1 Loan Approval and Closing Procedure. Upon Lender’s approval of a New Start Request (i) the Loan will be documented with a Security Instrument and other documents required by Lender; (ii) Borrower will pay Lender the Origination Fee that is calculated as set out on Exhibit “A”, and: (iii) Lender will fund the initial advance (Initial Advance”) for such Loan. The Initial Advance is the initial disbursement of Loan Proceeds in an amount to pay the Origination Fee, the premium for the Title Policy (defined below), the portion of the Loan Amount budgeted to finance the Lot (“Lot Advance”), and other costs and expenses approved by Lender. Upon the closing of each Loan, Lender will be issued a first lien title insurance policy (“Title Policy”) in form and content acceptable to Lender in its sole discretion. No liens other than liens in favor of Lender will be permitted against the Property at any time unless Lender expressly consents to the same in writing.

1.2 Calculation of Loan Amount and Use of Loan Proceeds. The Loan Amount will not exceed the least of (a) the product of (i) the appraised value of the Lot and/or Home, or (ii) the total sales price for the Lot/or and Home under an Approved Sales Contract therefor (whichever is less) multiplied times the Loan to Value ratio, or (b) the product of the budgeted cost (“Total Cost”) of the Lot and/or Home reflected on the budget approved by Lender (“Budget”) multiplied times the Loan to Cost Ratio. Borrower shall use the proceeds of each Loan (“Loan Proceeds”) only to pay the acquisition and/or construction costs as provided in the Budget.

1.3 Borrower’s Funds Account. If Lender requires Borrower to use Borrower’s own funds to pay any acquisition or construction costs, Lender may require Borrower to fund a Borrower’s Deposit (defined in Section 4.1 below) with Lender. Lender’s failure to require Borrower to make such deposit shall not relieve Borrower of the responsibility to pay any portion of the Total Cost that is not paid out of the Loan Proceeds.

1.4 Ratio of Advances to Percentage of Completion Values. Borrower will not permit the ratio of the aggregate principal amount of all Advances at any time outstanding (exclusive of the Initial Advances) to the aggregate Percentage of Completion Values, at such time, of all Lots and Homes financed under the Credit Line to be greater than 1.00 to 1.00. “Percentage of Completion Value” means the product of (i) the difference between the Loan Amount for each Lot and/or Home minus the Initial Advance under said Loan, multiplied times the aggregate of the percentages allocated to each stage of construction set out on the “Inspection Schedule” (defined below) that is verified by Lender to have been completed on the Homes.

1.5 Repayment of Loans.

Payment Procedure. All payments on any Loan shall be made to Lender at its offices described above in immediately available funds before 2:00 p.m., Houston, Texas time, on the date such payment is required to be made. Any payment received by Lender after such time shall be considered for all purposes (including the calculation of interest, to the extent permitted by law) as having been made on Lender’s next following Business Day. The term “Business Day” shall mean a day other than a Saturday, Sunday or legal holiday observed by the Federal Reserve Bank of Dallas, Texas (Houston Branch).

Voluntary Prepayments. Borrower may prepay all or any part of any Loan together with accrued interest thereon to the date of prepayment without premium or penalty, upon giving Lender prior notice of the aggregate principal amount to be prepaid.

Mandatory Prepayments. If at any time the outstanding principal balance under any Loan (exclusive of the Initial Advance) exceeds the Percentage of Completion Value of the Lot and Home financed under that Loan, Borrower will immediately prepay the amount of such excess.

1.6 Releases of Lots and Homes.

Provided that no default or Event of Default has occurred and is continuing under this Agreement or under any other agreement or loan between Lender and Borrower (collectively, “Related Loans”), and except as otherwise provided below, Lender agrees to release individual Lots and Homes upon Lender’s receipt of the “Release Price” set out on Exhibit “A”.

Notwithstanding the provisions of Section 1.6(a) above, if Lender determines at any time that the amount remaining to be advanced from the loan on any Home or for all Homes together with Borrower’s Deposit may be insufficient to pay the Total Cost for the construction of all improvements contemplated by the Plans Lender may require, as a condition to Borrower’s right to obtain a release of any Lot or Home, and instead of payment of the Release Price, that Borrower pay Lender either (i) the difference between the gross proceeds from the sale of the Lot or Home being released minus such reasonable costs and expenses incurred in connection with such sale that are approved by Lender in its sole discretion (the “Net Proceeds”), or (ii) such greater amount as Lender may determine in its sole and absolute discretion to be necessary to pay the difference between the sum of (a) the Total Cost for all Lots and Homes financed under the Credit Line, plus (b) other costs expected to be incurred in respect of the Loans, minus the amount remaining to be advanced for such Home or Homes.

Notwithstanding the provisions of Sections 1.6(a) and 1.6(b) above, if (i) Borrower fails to pay (1) any charges for labor or material or other items that may result in a claim or lien against any property financed at any time under the Credit Line or any Related Loan (including Homes that have been released) or (2) any taxes on any Property before they are delinquent (except in the instance where Borrower contests such charges or taxes as authorized in the Security Instrument), or (3) any other charges, expenses or claims required to be paid pursuant to Section 3.13 hereof; (ii) any mechanic’s lien or other claims are filed against any property financed at any time under the Credit Line or any Related Loan (including Homes that have been released); (iii) Lender requires a Borrower’s Deposit as provided in Article 4; (iv) Borrower makes any distribution or pays any dividend or other sums to any owner or member of Borrower or to any Affiliate in violation of any covenant in any Loan Document or any other agreement between Borrower and Lender; (v) Borrower fails to comply at all times with the covenants set out in any agreement with Lender with respect to Borrower’s maintaining its net worth or leverage ratio at any specified level; or (vi) Borrower defaults under any other agreement between Borrower and Lender, then Lender may require, as a condition to Borrower’s right to obtain a release of any Lot or Home, and in addition to the Release Price, that Borrower pay either the Net Proceeds from the sale of the Lot or Home being released, or such greater amount as Lender may determine in its sole and absolute discretion to be necessary to pay such lien, charge or tax, to satisfy the requirement for a Borrower’s Deposit, or to reduce the principal balance of the Note or any Related Loan as Lender may at that time, in its sole discretion, require. If Lender elects to require an additional payment pursuant to this subparagraph the excess amounts paid to Lender over and above the Release Price may be used or disbursed by Lender in such manner as Lender may determine in payment of any charge, claim, lien or expense related to any Lot or Home, or to apply against any amounts then due to Lender under any agreement between Borrower and Lender, or to create or increase the Borrower’s Deposit, or to reduce the outstanding balance of the Note or any Related Loan, all as Lender determines to be appropriate in its sole and absolute discretion.

If Borrower pays or prepays the entire balance of the Note or the entire portion of any Loan or a Related Loan that is allocated to a specific Lot or Home other than in connection with the closing of a sale of the Lot or Home pursuant to an Approved Sales Contract Lender will not be required to release the Lot or Home if there are arty other Related Loans then outstanding, or if there other Loans that are not concurrently paid or prepaid.

II. The A&D Loan:

1.7 A& D Loans. Lender, in its sole and absolute discretion may agree to make one or more A&D Loans to Borrower on the basic terms specified in Exhibit “A” hereof, provided, that any terms not contained in this Agreement shall be specified by Lender at the time of the approval of such A&D Loan. Notwithstanding the Borrower’s compliance with all of the terms of this Agreement, the Lender may establish requirements and loan terms in connection with such A&D Loan and may decline to make any such A&D Loan during term of this Agreement. The basic provisions and terms of the A&D Loan are specified herein, however, upon approval of a specific A&D Loan (a “Project Loan”) the Borrower and Lender will execute a Project Loan Sheet which will specify the loan amount of said Project Loan, the approved budget for such Project Loan (the “A&D Budget”) and a detailed agreement regarding the Project Loan, including fees, release prices, and performance covenants along with the maturity date of the Project Loan.

1.8 A&D Line is Revolving; Each Project Loan is Not Revolving. The Borrower may request and Lender may agree to originate one or more Project Loans, either contemporaneously or in succession, provided that aggregate does not exceed the A&D Line Amont specified in Exhibit “A” at any one time. The Borrower may borrow and repay the Project Loan Amount, however, each Project Loan shall constitute a non-revolving line of credit. No principal amount repaid by Borrower under each Project Loan may be reborrowed by Borrower for that Project Loan although the amounts repaid may be re-borrowed for a different Project Loan. From the date of this Agreement through the Project Loan Maturity Date, Lender may approve Advances under such Project Loan for the payment and/or reimbursement of costs for the construction of the A&D Improvements in accordance with the Allocations set forth in the A&D Budget approved specified in said Project Loan Sheet. All sums due and owing under each Project Loan shall be paid in full on or prior to the A&D Loan Maturity Date.

1.9 Interest. Borrower’s liability for repayment of the interest on account of the A&D Loan shall be limited to and calculated with respect to the proceeds of the A&D Loan that are actually disbursed to Borrower pursuant to the terms of this Agreement and the Note and only from the date or dates of such disbursements.

1.10 Disbursement by Journal Entry. Lender may, in Lender’s discretion, disburse A&D Loan proceeds by journal entry to pay interest and financing costs and disburse A&D Loan proceeds directly to third parties to pay costs or expenses required to be paid by Borrower in connection with the acquisition of the Land and/or the construction of the A&D Improvements pursuant to this Agreement. A&D Loan proceeds disbursed by Lender by journal entry to pay interest or financing costs, and A&D Loan proceeds disbursed directly by Lender to pay costs or expenses required to be paid by Borrower pursuant to this Agreement, shall constitute Advances to Borrower.

1.11 Purpose of A&D Loan Advances. The Allocations for the A&D Loan shall be disbursed only for the purposes set forth in the A&D Budget. Lender shall not be obligated to make an Advance under the A&D Loan for an Allocation set forth in the A&D Budget to the extent that the amount of the Advance for such Allocation would, when added to all prior Advances for such Allocation, exceed the total of such Allocation as set forth in the A&D Budget.

1.12 Limitation on A&D Loan Advances. To the extent that A&D Loan proceeds disbursed by Lender pursuant to the Allocations set forth in the A&D Budget are insufficient to pay all costs required for the acquisition, development, construction and completion of the A&D Improvements for the Project, Borrower shall pay such excess costs for the A&D Improvements with funds derived from sources other than the specified Project Loan (i.e., Borrower’s own funds or Borrower’s Deposit, as applicable). Under no circumstances shall Lender be required to disburse any proceeds of the Project Loan in excess of the lesser of the (a) A&D Loan Amount, or (b) Project Loan Amount. Borrower shall be limited to two (2) Advances under each Project Loan per calendar month; provided, however, that Lender may, in its sole discretion, but without any obligation to do so, allow more than two (2) Advances in any calendar month.

1.13 Project Loan Commitment Fee. On or before the Closing Date for each Project Loan, Borrower agrees to pay the A&D Loan Commitment Fee in the amount specified in Exhibit “A” for such Project Loan. All said fees shall be fully earned and non-refundable regardless of whether the full sum of the Project Loan is disbursed or the outstanding sum of all Advances for the A&D Improvements are paid prior to the A&D Loan Maturity Date.

1.14 Timing of A&D Loan Advances. No Advances shall be made to finance the construction of the A&D Improvements after the A&D Loan Maturity Date. Each Draw Request Form shall be made at the office of Lender and shall be funded prior to 3:00 p.m., Houston, Texas time, on the day so requested in immediately available funds. No Advance (whether interim or final) under the A&D Loan shall be made unless all conditions precedent to such Advance have been satisfied.

1.15 Reallocation Among A&D Budget Line Items. Subject to the provisions of the A&D Budget, (a) Lender reserves the right, at its option, to disburse A&D Loan proceeds reserved to any of the Allocations in the A&D Budget for such other purposes or in such different proportions as Lender may deem necessary or advisable, and (b) Borrower shall not be entitled to require that Lender reallocate A&D Loan funds among the Allocations in the A&D Budget.

1.16 Reallocation of Contingency Funds. Subject to the provisions of the A&D Budget, (a) any amount allocated in the A&D Budget for “contingencies” or other non-specific purposes may, in Lender’s discretion, be disbursed by Lender to pay future contingent costs and expenses of maintaining, leasing and promoting the Lots and such other costs or expenses as Lender shall approve, (b) under no circumstances shall Borrower have the right to require Lender to disburse any amounts so allocated, and (c) Lender may impose such requirements and conditions as it deems prudent and necessary should it elect to disburse all or any portion of the amounts so allocated.

1.17 Withholding. Lender may (a) withhold from an Advance, or (b) on account of subsequently discovered evidence, withhold from a later Advance, or (c) require Borrower to repay to Lender the whole or any part of any earlier Advance such sum as may be necessary to protect Lender from loss on account of (i) defective work not remedied or requirements of this Agreement not performed, (ii) liens filed or reasonable evidence indicating probable filing of liens, (iii) failure of Borrower to make payments to subcontractors for material or labor, or (iv) a reasonable doubt that the construction can be completed from the balance of the A&D Loan then undisbursed. When all such grounds are removed, payment shall be made of any amount so withheld because of them.

1.18 Voluntary Prepayments. Borrower may at its option prepay the principal amount of the A&D Loan outstanding hereunder at any time in whole or from time to time in part without premium or penalty, upon giving Lender prior notice of the aggregate principal amount to be prepaid, together with accrued interest thereon to the date of prepayment; provided, however, that any prepayment made pursuant to Section 3.5.2 shall not constitute a prepayment pursuant to this Section 3.5.1.

1.19 Payments as the Result of Lot Sales. Except as provided in Section 1.20 below for Lots being entered into the RLC Loan, Lender agrees (provided that no Default or Event of Default has occurred and is continuing) to release individual Lots from the Lien of the Deed of Trust upon payment by Borrower to Lender of the Partial A&D Release Price,

the Partial A&D Release Fee and all other amounts due under the Project Loan Sheet, this agreement and other any agreements between the parties. Upon payment by Borrower of the Partial A&D Release Price, the Partial A&D Release Fee and any additional sums as provided herein, Lender will prepare and execute a partial release of said Lien and a UCC-3 partial release (if applicable) in the form required by Lender.

1.20 No Release From Deed of Trust. Notwithstanding anything to the contrary contained in this Agreement or the Loan Documents, there shall not be any partial releases of Lots from the Deed of Trust upon payment of the Partial A&D Release Price for said Lot (a) if the Lot is to be improved by the construction of a Home financed pursuant to Advances made under the RLC Loan, and (b) until the completed Home and the associated Lot are sold to a Non-Related Party pursuant to an Approved Sales Contract.

1.21 Repayment of A&D Loan: Special Deposit. Notwithstanding any other provision of this Agreement to the contrary, an A&D Loan made hereunder shall not be deemed to have been paid in full merely because it has a zero (0) balance if any portion of the A&D Loan commitment remains undisbursed, unless Borrower relinquishes in writing its right to obtain any further Advances under said A&D Loan; in the event the commitment for said A&D Loan is not relinquished and the A&D Loan has a zero (0) balance, then Lender shall continue to collect the Partial A&D Release Price and Partial A&D Release Fee (if applicable) from each Home Initial Advance under the RLC Loan or from each Lot sale (as applicable), which partial release payments shall be retained and applied by Lender as the Special Deposit.

1.22 Partial Release Expenses. Borrower shall pay all costs and expenses of Lender arising in connection with any partial release of any Lot from the Lien of the Deed of Trust, including (but not limited to) the Partial Release Fee (which sum is intended to compensate Lender for the administrative expense of processing each partial release), reasonable legal fees of Lender’s counsel, all title insurance premiums arising as a result of endorsements required by Lender in connection with such partial release and all other costs arising in connection with the execution and delivery of the partial release of said Lot.

1.23 Mandatory Prepayments. If for any reason the unpaid principal balance of the A&D Loan exceeds the lesser of the A&D Loan Amount or the Maximum A&D Allowed Advance, then Borrower shall, upon Lender’s demand, immediately reduce the unpaid principal balance of the A&D Loan, or deposit with Lender pursuant to Section 4.6 below sufficient sums to reduce the unpaid principal balance of the A&D Loan to an amount at or below said maximum amount.

ARTICLE 2. CONDITIONS PRECEDENT TO THE MAKING OF THE LOAN

2.1 Conditions to Making Loan. Except as provided in Section 2.3 below, if required by Lender, the closing of each Loan is subject to the delivery of the following to Lender, concurrent with or prior to the closing of the Loan, in form and substance satisfactory to Lender:

(a) Evidence of insurance coverage of the kind and in amounts that are customarily carried by parties in the real estate development and construction industry in the market area where the Property is located, and that is acceptable to Lender (provided that such insurance coverage must include property coverage usually referred to as “builders risk” insurance in the full insurable value of the Homes financed under the Loans);

(b) The final Budget for the Lot and/or Home, any Construction Contract, and the Plans together with, if applicable, a copy of Borrower’s (or Contractor’s) contractor’s license and credit checks and references of the Contractor if required by Lender;

(c) Copies of all (i) approvals, consents, and permits of any governmental authority; (ii) approvals which may be required under any recorded covenants, restrictions or conditions; and (iii) permits for water, gas, electricity and sewage disposal utilities that pertain to the Home;

(d) An appraisal of the Lot and/or Home satisfactory to, and prepared by an appraisal firm approved by Lender;

(e) The Deposit Amount, if applicable;

(f) A copy of the purchase contract and other evidence satisfactory to Lender with respect to the cost of the Lot, and a copy of the Approved Sales Contract if the Home is a Sold Home;

(g) Such other documents as Lender may request at any time at or prior to the closing.

2.2 Additional Conditions. In addition to satisfaction of the conditions stated in Section 2.1 above, and except as provided in Section 2.3 below, concurrent with or prior to the closing of each Loan Borrower shall satisfy the following additional conditions:

(a) All steps required to perfect Lender’s security interests in Borrower’s Funds Account shall have been accomplished;

(b) Lender shall have received certified copies of resolutions of Borrower and any entity that is a party to any of the Loan Documents (a “Signing Party”), if the Signing Party is a corporation, or a certified copy of a consent of partners or members, if the Signing Party is a partnership or limited liability company, authorizing execution, delivery and performance of all of the Loan Documents and authorizing the borrowing hereunder; copies of all organizational documents of the Signing Party, including all amendments or supplements thereto, and such certificates or other documents as Lender may require to evidence the Signing Party’s existence and authority;

(c) Lender shall have received executed originals of all of the Loan Documents except the Security Instrument (and a copy of the executed Security Instrument);

(d) Lender shall have received the Origination Fee;

(e) No Lot will lie within the 100-year flood plain or any area that has been designated by the Secretary of Housing and Urban Development as an area having special flood hazards or, if it does, Borrower shall notify Lender of such fact in writing and Borrower will deliver proof that the Lot and Home are covered by flood insurance in amounts approved by Lender; and

(f) No Lot shall be situated upon or in near proximity to a geological fault unless Borrower has specifically disclosed such fact to Lender in writing prior to the closing of the Loan with respect to that Lot, and Lender shall have approved the financing of that Lot in writing notwithstanding the existence of such fault.

2.3 Waiver or Postponement of Requirements. Lender may, in its sole and absolute discretion waive any or all of the requirements stated in this Article 2 or agree to delay the satisfaction thereof until after the closing of a Loan. If Lender waives or agrees to delay the satisfaction of any such requirements, Lender may impose such additional conditions and requirements (such as the prohibition of any Advances under the Loan, a specific time period during which the requirements must be satisfied, and other conditions) as Lender, in its sole and absolute discretion may impose (a “Post Closing Requirement”). Borrower’s failure to satisfy any Host Closing Requirement will constitute a default under this Agreement.

ARTICLE 3. BORROWER’S COVENANTS, REPRESENTATIONS AND

WARRANTIES; BORROWER’S WAIVERS.

3.1 Commencement and Continuation of Construction; Extension of Unit Maturity Date(s) and Note. Borrower will not commence or construct any improvements on the Lot until Borrower makes a New Start Request that includes the financing of a Home thereon and until Lender makes an Initial Advance for such Lot and Home. Borrower shall commence construction of the Home within thirty (30) days after the execution of the Loan Documents relating to the Lot and Home and the funding of the Initial Advance with respect to such Lot and Home, and pursue construction of the Home with diligence so that the Final Advance shall be made prior to the Unit Maturity Date therefor. Borrower shall cause such construction to be performed in a good and workmanlike manner and in accordance with the Plans and with any specifications prescribed by governmental authorities and utility companies. Borrower will not cease or abandon construction of the Home or fail to make continual and substantial progress in the construction of the Home from week to week (as determined by Lender in its sole discretion) for any period in excess of fifteen (15) days without Lender’s written consent. If any Home is not completed and the Final Advance has not occurred by the Unit Maturity Date therefor, or if the Release Price has not been paid by the Unit Maturity Date, Lender is not obligated to extend the Unit Maturity Date and in addition to any other remedy Lender may have, Lender may declare the Loan, the Credit Line and all other Loans immediately due and payable. If Lender by written notice prior to the Unit Maturity Date for any Lot and/or Home (as the same may be extended as provided herein) offers to extend such date (which notice shall specify the term of any such extension, may require the payment of a fee for such extension, and may require the payment of a portion of the outstanding principal of the Loan as a condition of such extension), and if Borrower does not repay the Release Price for such Lot and/or Home on or before its Unit Maturity Date, the Unit Maturity Date may be automatically extended by the Lender for such additional period as Lender may elect upon the specified terms. The term of any such extension, any extension fee and any required principal reduction payment shall be determined by Lender in its sole discretion. If Borrower does not pay the Release Price for such Lot and/or Home on or before the Unit Maturity Date (prior to application of the extension) the extension fee and the principal reduction payment will be due on or before five (5) days after such date (prior to application of the extension). If Borrower fails to pay any required extension fee and/or principal reduction payment within such time period Lender may but shall not be required to apply any Advance in payment thereof in such order as Lender may determine, or Lender may, in its sole discretion cancel the extension and declare the Credit Line to be in default. If Lender is asked to provide a “pay-off quote” or “demand” with respect to any Loan prior to Borrower’s payment of any extension fee or principal payment required pursuant to this paragraph, or if Borrower pays the Release Price for any Lot and/or Home, Lender may include all extension fees, principal payments, costs and expenses owed by Borrower with respect to any or all Lots and/or Homes in its pay-off quote or demand, and may apply any sums paid to Lender (regardless of whether Borrower designates such payment as being attributed to or for credit against any particular Lot and/or Home or any other amount owed to Lender) to such extension fees, principal payments, costs and/or expenses with respect to any Lot and/or Home or any other amount owed to Lender in such order as Lender may determine in its sole discretion. Any extensions of the Unit Maturity Date granted by Lender hereunder shall not imply that Lender will grant any further extension. If the maturity date of the Note is prior to the Unit Maturity Date (as extended), the Note maturity date will automatically be extended to coincide with the latest Unit Maturity Date (as extended) for any Lot and/or Home, and Lender will have the right to execute and file any amendment to the Security Instrument that is required to reflect the maturity date of the Note as extended. If the Security Instrument is amended to reflect any such extension of the maturity date of the Note, Borrower agrees to pay or reimburse Lender for the cost of preparing and recording the amendment (including any attorneys’ fees incurred by Lender); any applicable mortgage taxes, intangibles taxes, mortgage stamps or other fees; and the premium or other cost for any endorsement to the Title Policy that is required by Lender in its sole discretion to insure the continued first lien priority of the Security Instrument.

3.2 Insurance and Casualty.

(a) Borrower will maintain insurance policies (including but not limited to general liability, automobile liability, workers compensation and other forms of coverage that are customarily carried by businesses involved in the real estate development and construction industry in the market area where the Property is located) of forms and in amounts that are acceptable to Lender, specifically including property coverage in the form customarily referred to as “builders risk” coverage on each Home until the Home is released from the Security Instrument. If any Home is completed or no longer eligible for builders risk coverage, Borrower will purchase and maintain property insurance coverage (fire and extended coverage) in a form and with coverage limits and deductibles that are acceptable to Lender in its sole discretion. Lender’s approval of Borrower’s insurance will not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. Borrower will deliver copies of the insurance policies or certificates evidencing the insurance coverage required by Lender to Lender from time to time upon request therefor by Lender.

(b) If any Home or any part thereof is damaged or destroyed by flood, earthquake, wind, fire, or by other means, Borrower shall restore the Home promptly to its prior condition and provide whatever funds are necessary to complete such restoration. All insurance proceeds attributable to such damage or destruction shall be deposited with Lender or a depository institution designated by Lender or applied against the Loan (subject to being re-advanced if the Home is repaired or re-built). After any such damage or destruction Lender shall be under no obligation to continue making Advances or disbursements of insurance proceeds until the following shall have occurred: (i) if required by Lender, Borrower shall have provided to Lender for its approval a revised budget, plans and specifications and any appropriate amendments to the Construction Contract which address such rebuilding; and (ii) Borrower shall have deposited into Borrower’s Funds Account such additional funds as Lender, in its sole judgment, deems appropriate to assure completion of the Home in accordance with any such approved revised budget and plans.

3.3 Assignment and Termination of Construction Contract. Borrower shall not consent to any assignment or termination of the Construction Contract (if any) without first obtaining the written consent of Lender.

3.4 Notice and Approval of Changes in Plans and Home. Borrower shall notify Lender of and obtain Lender’s approval (which may be granted or withheld in Lender’s sole discretion) of any changes to the Plans and of any change in any materials for the Home. If it reasonably appears to Lender that any change in the Plans or any change in materials for any Home may change the Total Cost or the appraised value of the Home, Lender may require Borrower to deposit additional funds with Lender to cover any increased costs or Lender may reduce the Loan Amount if the Total Cost or the appraised value of the Home is reduced.

3.5 Notice of Cost Overruns and Delays. Borrower shall promptly notify Lender each time any of the following occurs: (a) the progress of construction runs into delays and is not proceeding in accordance with the anticipated construction schedule, or (b) the cost of any Home is expected to exceed or be less than the Total Cost originally anticipated therefor by more than $1,000.

3.6 Required Title Insurance. Contemporaneously with the closing of any New Start Request, the Lender shall receive (at Borrower’s cost and expense) a Title Policy Binder on Interim Construction Loan (Form T-13) (the “Title Binder”) with terms acceptable to Lender and which is issued by a company acceptable to Lender. The Borrower shall pay to or reimburse the Lender for any costs incurred in extending the term of the Title Binder or, if no such extension of the term of the Title Binder is then available pursuant to applicable regulations, any costs incurred in obtaining a Mortgagee Policy of Title Insurance (Form T-2) to replace the Title Binder. (The Title Binder and any replacement Mortgagee Policy of Title Insurance are herein collectively referred to as the “Title Policy”). During the course of construction, Borrower shall pay for such endorsements to the Title Policy as Lender requires. Upon completion of the Home, Borrower shall pay for whatever further endorsements Lender requires and satisfy any requirements to have those endorsements issued.

3.7 Prohibition of Liens on Materials or Homes. Without the prior written consent of Lender, no materials, equipment, fixtures, or any other items which are incorporated into any Home shall be purchased and/or installed under a security agreement or under other arrangements wherein the right is reserved to remove or to repossess any such items, or to consider them as personal property. If any such items must be stored prior to installation, they shall be stored in Lender-approved bonded warehouses in the name of Borrower and Lender so that Lender shall have the right to remove same without Borrower’s authorization. Lender will not be required to advance any Loan Proceeds to pay for any materials or other items until they are installed in the Home, but Lender may, in its sole discretion elect to make Advances to pay for such materials or items or to pre-pay any deposits required prior to the delivery and installation thereof in the Home. Lender may condition any Advance for such materials or items prior to installation upon the assignment to Lender of any contract between Borrower and the supplier or contractor providing the materials or items and the satisfaction of other conditions and requirements determined by Lender in its sole discretion.

3.8 Compliance with Laws. Borrower will comply with and keep in effect all permits and approvals obtained from any governmental bodies that relate to the Property. Borrower will comply with all existing and future laws, regulations, orders and requirements of all governmental, judicial or legal authorities having jurisdiction over the Property and all recorded restrictions affecting the Property.

3.9 Contractor, Subcontractor and Supplier Lists. Borrower will furnish to Lender from time to time on request by Lender, lists of all contractors and subcontractors employed in connection with construction of each Home and each supplier of materials used or to be used in constructing each Home, and true and correct copies of all executed contracts and subcontracts.

3.10 Claims for Labor and Materials. Borrower will promptly pay and discharge all claims and liens for labor done and materials and services furnished in connection with the construction of each Home. Borrower will have the right to contest in good faith any claim or lien, provided that it does so diligently and without prejudice to Lender. Upon Lender’s request, Borrower will promptly provide a bond, cash deposit or other security reasonably satisfactory to Lender to protect Lender’s interest and security should the contest be unsuccessful. At Lender’s request, Borrower will provide to Lender proof of payment of the costs of labor, material and services supplied for each Home. Borrower will disburse each Advance to pay the costs and expenses incurred in the construction of each Home through the stage of construction for which the Advance is made. Borrower authorizes Lender to contact any supplier of labor, material and services to verify payment of the amounts due for each Home and authorizes any such supplier of labor, material or services to provide to Lender information requested by Lender regarding payment of amounts due from Borrower.

3.11 Signs. At Lender’s request, Borrower will post signs on the Property for the purpose of identifying Lender as the “Construction Lender”.

3.12 Borrower Cooperation. Borrower will cooperate at all times with Lender in bringing about the timely completion of each Home, and Borrower will resolve all disputes arising during the construction in a manner which will allow work to proceed expeditiously.

3.13 Borrower’s Obligation to Pay Lender’s Costs. Borrower will pay Lender’s out-of-pocket costs and expenses incurred in connection with each Loan or in exercising any of Lender’s rights or remedies under the Loan Documents, including but not limited to title insurance, title endorsements and escrow charges, recording fees and mortgage taxes (if any), “force placed” insurance premiums, reasonable legal fees and disbursements, appraisal and inspection fees, and any other reasonable fees and costs for services provided by Lender. Unless prohibited by applicable law, Lender’s fees may include, as “legal fees” a reasonable allocation of Lender’s costs (including salaries and related expenses) of retaining a legal staff and legal department in its employ for the services and documents prepared by Lender’s in-house legal staff, and/or a reasonable document preparation fee in an amount that would be comparable to the costs of having documents prepared by outside legal counsel. The provisions of this paragraph will survive the termination of this Agreement and the repayment of the Loan.

3.14 Financial Records and Accounting for Purchaser Deposits. Borrower will keep true and correct books and records for the construction of each Home, and will maintain adequate reserves for all contingencies. Borrower will submit to Lender at such times as Lender requires a statement that accurately shows the application of all funds expended to date for construction of each Home and Borrower’s best estimates of the funds needed to complete each Home and the source of those funds. Borrower will promptly notify Lender of any material adverse change of its financial condition or in the condition of the Property and

Homes. Borrower will notify Lender of Borrower’s receipt of any deposit from any purchaser of any Home (or such purchaser’s direct payment for any materials or items to be incorporated into the Home), or if the purchaser provides any materials or items within three (3) business days after the purchaser’s payment or delivery thereof. The amount of any Advance will be appropriately adjusted as required by Lender in its sole discretion to account for any purchaser deposit paid to Borrower and to avoid the advance of Loan Proceeds to pay for any items paid for or provided by the purchaser. Lender may require Borrower to deposit the earnest money or other deposits paid by any purchaser with Lender or with the title company or escrow agent that is designated to close the contract between Borrower and such purchaser, and Lender may suspend or adjust any Advances until such funds are deposited in escrow or otherwise accounted for to Lender’s satisfaction.

3.15 Borrower Indemnifies Lender. Borrower agrees to indemnify and hold Lender harmless from and against all liabilities, claims, damages, costs and expenses (including but not limited to reasonable legal fees and disbursements) arising out of or resulting from any defective workmanship or materials occurring in the construction of each Home. Upon demand by Lender, Borrower will defend at Borrower’s sole cost and expense any action or proceeding brought against Lender, including, but not limited to, any action or proceeding alleging any defective workmanship or materials, or Lender may conduct its own defense at Borrower’s expense. The provisions of this paragraph will survive the termination of this Agreement and the repayment of any or all Loans.

3.16 Property Not to be Occupied. Borrower will not allow any person to occupy and Lot or Home or use any Lot or Home as a residence or for any other purpose, whether as a lessee or tenant or on any other basis until the Lot and Home are released from the Security Instrument unless Lender gives its prior written consent to such occupancy or use.

3.17 Plats, Annexation, Encumbrances. Borrower will not execute or file any subdivision plat or effect the annexation of any Property to any city or other political unit or impose or agree to any restrictions or restrictive covenants affecting any Property without the prior written consent of Lender.

3.18 Notice of Certain Events. Borrower shall promptly notify Lender if Borrower obtains knowledge of (i) the occurrence of any event which constitutes a default; (ii) a claimed default by, or the taking of any other action by, the holder of any promissory note, debenture, or other evidence of indebtedness of Borrower or any Guarantor or of any security (as defined in the Securities Act of 1933, as amended) of Borrower or any Guarantor; (iii) any legal, judicial or regulatory proceedings affecting Borrower or any Guarantor or the property of Borrower or any Guarantor and involving an amount in controversy equal to $10,000 or more; (iv) any dispute between Borrower or any Guarantor and any governmental or regulatory body or any other person that, if adversely determined, would have a material adverse effect on Borrower, any Guarantor or any property of Borrower or any Guarantor; and/or (v) any event or condition that has a material adverse effect on Borrower, any Guarantor or any property of Borrower or any Guarantor.

3.19 Affiliates. All transactions between Borrower and any Affiliate shall be arm’s length transactions undertaken in good faith and in the ordinary course of business. “Affiliate” means, as to any person or entity, any other person or entity which directly or indirectly controls, or is under common control with, or is controlled by, such person or entity and, if such person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any person or entity who is controlled by any such member or trust. As used in this definition, “control” (including, with correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interest, by contract or otherwise).

3.20 Notices by Governmental Authority, Fire and Casualty Losses, Etc. Borrower will timely comply with and promptly furnish to Lender true and complete copies of any notice or claim by any governmental authority pertaining to any Lot or Home. Borrower will promptly notify Lender of any fire or casualty or any notice of taking or eminent domain action or proceeding affecting any Lot or Home. If all or any portion of any Lot or Home is taken in an eminent domain action or proceeding, the condemnation proceeds resulting from such action or proceeding shall be paid to Lender and applied on the same basis as if the Property had been sold for the condemnation proceeds.

3.21 Geological Fault; Flood Hazard. Borrower represents and warrants that to the best of Borrower’s knowledge and except as disclosed to and approved by Lender in writing prior to the closing of the Loan with respect to such Property, (i) no Property is situated upon or is affected by a geological fault, and (ii) no Property is situated within the 100-year flood plain or any area that has been designated by the Secretary of Housing and Urban Development as an area having special flood hazards; and (iii) no Property contains expansive soils.

3.22 Utility Services and Roads. Borrower represents and warrants to Lender that all utility services necessary or convenient for the construction and operation of each Home for its intended purpose are available (or will be available prior to the completion of construction of the applicable Home) at the boundaries of the Property. All roads and public utility facilities necessary for the full utilization of the Property for its intended purposes have been substantially completed (or will be substantially completed prior to the completion of each Home) in accordance with all governmental requirements and accepted for maintenance by the county or city in which they are located (or by the homeowners’ association if the roads are to be privately maintained) and/or by the applicable public utility provider.

3.23 Sale of Lots and Homes. Borrower will not sell or dispose of any Lots, Property or Homes other than under an Approved Sales Contract. No more than one (1) single-family residence will be constructed on any Lot unless Lender approves in writing. If Lender approves the construction of more than one single-family residence on any Lot, such as a “duplex,” or condominium building, Borrower will not subdivide the Lot or the building into separate parcels or as a condominium or other multi-family project, nor will Borrower sell or contract to sell the Lot and the building or other than as a single transaction unless Lender specifically approves such subdivision or sale of a portion of the Lot or building in writing. In no event will Lender be required to release any portion of any Lot or building that is less than the entire Lot and building unless Lender has consented in writing to the subdivision thereof. Lender reserves the right to deny, restrict, condition or withhold its approval of any subdivision of any Lot or building in its sole and absolute discretion. The term “Approved Sales Contract” means a bona fide, legally binding, enforceable contract for the sale of the Property described therein, between Borrower, as seller, and a third party unrelated to Borrower, as buyer, with respect to which (i) an earnest money deposit in an amount acceptable to Lender has been delivered to either an independent escrow agent or to Borrower; and (ii) Borrower has undertaken a preliminary screening of the creditworthiness of such buyer and has concluded that such buyer should qualify for a mortgage loan commitment for the financing of the property described therein. Upon Lender’s request, Borrower shall provide a copy of each sale contract pertaining to the sale of any Property or Home and of any loan approval with respect thereto.

3.24 Waivers by Borrower.

(a) Borrower waives any and all requirements that Lender institute any action or proceeding at law or in equity against anyone else with respect to the breach of any obligations, duties, representations, warranties, or covenants under the Loan Documents or with respect to any security held by Lender, as a condition precedent to bringing an action against Borrower. All remedies afforded to Lender under this Agreement or available at law or in equity are separate and cumulative remedies and none of such remedies, whether exercised by Lender or not, shall be deemed to be to the exclusion of any other remedy, and shall not in any way limit or prejudice any other legal or equitable remedy available to Lender.

(b) Borrower waives presentment for payment, demand, protest, notice of protest and of dishonor, notice of acceptance hereof, notices of default, notice of intent to accelerate, notice of acceleration, and all other notices now or hereafter provided by law.

(c) Borrower waives all right to require Lender to proceed against Guarantor or any other person, firm or corporation or to apply any security Lender may hold at any time or to pursue any judicial, nonjudicial and/or provisional remedy. Lender may proceed against Borrower with respect to the enforcement of this Agreement and the other Loan Documents without taking any action against Guarantor or any other person, firm or corporation and without proceeding against or applying any security Lender holds.

(d) Until all obligations arising under the Loan Documents and all Related Loans (“Obligations”) have been fully satisfied, neither Borrower nor any other person shall have any right of subrogation. Borrower waives any benefit of and any right to participate in any collateral or security held by Lender for the performance of any Obligations. Borrower authorizes Lender, at Lender’s sole discretion, without any notice to Borrower whatsoever (other than notices that are required by law and that cannot be waived), to exercise any right or remedy which Lender may have, including without limitation judicial foreclosure, exercise of rights of private power of sale, or taking of a deed or an assignment in lieu of foreclosure, as to any collateral or security that Lender may hold. Borrower shall be liable to Lender for any deficiency resulting from Lender’s exercise of any remedy, even though any rights, including without limitation any rights of subrogation, contribution and/or indemnity, that Borrower may have against any other parties might be destroyed or diminished as a result of Lender’s exercise of any remedy available to it.

(e) Upon the occurrence of an Event of Default, Lender may maintain an action upon this Agreement whether or not action is brought against Borrower and whether or not Borrower is joined in such action. Any action brought by Lender may relate to any or all of the Property and each, any, or all Lots and/or Homes or other property financed under the Credit Line or any Related Loan, it being the intention to allow Lender the greatest latitude allowed by law to pursue its remedies as to each Lot, Home or other property individually or independently of other Lots, Homes or property or to pursue its remedies against all Lots, Homes and property concurrently, as Lender may elect in its sole discretion. Lender may maintain successive actions for other defaults, and Lender’s rights hereunder shall not be exhausted or waived, and Lender shall not be estopped from proceeding against Borrower by the exercise of any of Lender’s rights or remedies or by any such action or by any number of successive actions, until and unless all of the Obligations have been fully performed or otherwise satisfied.

(f) Any action, whether judicial or nonjudicial or in pursuit of any provisional remedy, taken by Lender that impairs or destroys any rights Borrower may have against any other person shall not constitute a waiver or an estoppel of Lender’s rights to proceed against and initiate any action against Borrower to enforce the terms of this Agreement or any Loan Document until the Obligations have been fully satisfied.

(g) Borrower waives any defense or benefits arising out of any federal or state bankruptcy, insolvency, or debtor relief laws, including without limitation under Sections 364 or 1111(b)(2) of the United States Bankruptcy Code.

Borrower’s acceptance of each Advance shall be deemed to be a reaffirmation and confirmation of each of Borrower’s representations and warranties contained in the Loan Documents and that no default has occurred under any of the Loan Documents.

3.25 Additional Representations and Covenants by Borrower.

(a) Additional Representations and Warranties. Borrower represents and warrants to Lender as follows, and acknowledges that such representations and warranties shall be continuing representations and warranties from Borrower to Lender:

(i) Borrower is and shall remain in compliance with the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation, regulations or executive orders relating thereto, and the Uniting and Strengthening America By Providing Appropriate Tools Required To Intercept and Obstruct Terrorism Act (USA Patriot Act of 2001), as amended, and any other enabling legislation, regulations or executive orders relating thereto;

(ii) Borrower is and shall remain in compliance with 31 U.S.C., Section 5313, as amended, 31 C.F.R. Section 103.22, as amended, and any similar laws or regulations involving currency transaction reports or disclosures relating to transactions in currency of more than $10,000.00, or of more than any other minimum amount specified by any laws or regulations; and

(iii) Borrower (1) is not a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (2) does not engage in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (3) is not a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.

(iv) Additional Covenant. In addition to the covenants and agreements contained elsewhere in this Agreement, Borrower covenants and agrees with Lender that no part of any loan proceeds or advances evidenced by or referenced in this Loan Agreement, and no part of any other amounts or sums derived from any property which secures repayment of such loan proceeds or advances, including, without limitation, any accounts, payment intangibles, money, rents, issues or profits, will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

ARTICLE 4. DEPOSITS INTO BORROWER’S FUNDS ACCOUNT

4.1 Deposit Account. If required by Lender, Borrower shall deposit funds (“Borrower’s Deposit”) in an account with Lender (“Borrower’s Funds Account”) in an amount (the “Deposit Amount”) equal to any difference between (i) the estimated Total Cost of the Property and Home and (ii) the Loan Amount with respect to the Property and Home. The “estimated Total Cost of the Property and Home” includes the land acquisition cost, if any, the cost of construction of the Home, closing costs, permit fees, Lender’s fees, taxes, insurance premiums, indirect costs (including interest on the Loan), and contingencies.

4.2 Borrower’s Funds Account. If Borrower is required to use Borrower’s own funds for acquisition or construction purposes, or if Lender at any time determines that the amount of the remaining to be advanced on the loan for any Home will not be sufficient to fully pay for all unpaid costs related to such Lot or Home, Borrower shall deposit Borrower’s funds with Lender in an amount sufficient to pay the costs that are not covered by said amount remaining to be advanced or shall pay that portion of the costs which may be necessary to eliminate such excess costs. Unless required by law, Lender shall not be obligated to pay interest on any funds in the Borrower’s Funds Account. At Lender’s sole discretion the Borrower’s Deposit may be applied against the outstanding balance of the Credit Line (subject to being re-advanced under the terms of this Agreement). The Borrower’s Funds Account shall also include any additional deposits required under this Agreement. If required by Lender, all funds in the Borrower’s Funds Account shall be disbursed first, prior to the disbursement of Loan Proceeds. Funds in Borrower’s Funds Account may be used, advanced or withheld by Lender for any purpose for which Loan Proceeds may be used, advanced or withheld.

ARTICLE 5. DISBURSEMENT OF THE LOAN

5.1 Disbursement of Loan Proceeds. Each disbursement of Loan Proceeds or funds from Borrower’s Funds Account (each disbursement is referred to as an “Advance”) shall be used to pay the acquisition and construction costs set out in the Budget. Each Advance will be made in accordance with the terms of this Agreement.

5.2 Initial Advance. The Initial Advance shall be limited to (i) the payoff demand from Borrower’s current lot loan lender, or (ii) the purchase price for the Property and other closing costs paid by Borrower in connection with Borrower’s purchase of the Property as reflected on the closing/settlement statement for Borrower’s purchase of the Property (provided that Lender shall have the right to approve such closing costs); the Origination Fee calculated as set out on Exhibit “A”; and such additional fees and costs set out on the Budget that are approved by Lender to be included in the Initial Advance. The Initial Advance shall further be limited by any applicable limitations stated in Exhibit “A”. Borrower shall be entitled to receive any additional disbursement on account of the land/lot value set forth in the Budget only upon completion of the Home and satisfaction of all conditions to the Final Advance.

5.3 Percentage of Completion Disbursement Process. Unless otherwise required by Lender, Advances to pay “direct costs” described in the Budget shall be administered using a draw process consisting of line items described on the Inspection Schedule. The Inspection Schedule will set out a description of each portion of the Loan allocated to direct costs to be disbursed upon completion of each line item, as verified by the Inspection Service. Unless approved by Lender, Advances will be made only upon the completion of each stage of construction reflected as an individual line item on the Inspection Schedule and no partial advances of such individual line items will be allowed. The Inspection Schedule will be in the form set out on Exhibit “B” provided that the specification of individual line items may be changed to exclude some of those shown or to add new line items and the percentage allocated to each line item may be changed subject to Lender’s approval. At Lender’s option, upon notice to Borrower, Lender may change the method of disbursement of Advances to an “invoice draw procedure” and require all Advances after such notice to be calculated on the basis of invoices for actual costs incurred in the construction of the Home (less any applicable retainage) for work, labor and materials performed or installed in the Home subsequent to the stage of construction as it existed immediately prior to such change in disbursement procedures. If Lender changes the disbursement procedure as described in this paragraph, Borrower will cooperate with Lender and will provide copies of all invoices (and proof of payment) for all work, labor and materials, direct costs and indirect costs incurred through the stage of construction of the Home as it existed immediately prior to such change in disbursement procedures so as to preclude the disbursement of funds under the invoice draw procedure to pay costs incurred to bring the Home to the stage of construction as it existed immediately prior to such change in disbursement procedures.

5.4 Direct Cost Disbursements. Advances to pay direct costs may be made directly to contractors, subcontractors, laborers and materialmen if Lender so chooses, or by wire or check payable to either Borrower or the persons entitled to payment, or by check payable jointly to Borrower and the persons entitled to payment or by payment to a title company or other third party disbursing agent pursuant to a disbursing or escrow agreement between Lender and such third party disburser. Borrower shall use the amounts disbursed solely to pay the costs for which they are disbursed. All Loan Proceeds will be considered to have been advanced to and received by Borrower upon disbursement by Lender. Interest on disbursed Loan Proceeds shall accrue from and after the date of their advance whether by check, wire transfer or other method of disbursement. Lender is authorized to apply any Advance to pay any fees or reimbursements owed to Lender, interest on the Credit Line, release charges under liens affecting the Property, and such other sums as may be owing from time to time by Borrower under the Loan Documents, and, if Borrower has any Related Loan, to pay interest, fees or reimbursements owed to Lender under any such Related Loan. Lender may make any payments owed to it by debiting and charging the Loan or Borrower’s Funds Account in the amount of such payments without first disbursing such amount to Borrower. For each draw of direct costs, Lender shall advance the amount allocated to such line item or stage of construction described on the Inspection Schedule, provided that:

(a) The Borrower has delivered to Lender a duly executed draw request in the form required by Lender (a “Draw Request”);

(b) If Lender, at its sole option requires, Borrower has delivered to Lender (i) copies of invoices from the contractors, subcontractors, laborers and materialmen evidencing the amounts then due and payable for work completed and materials delivered to the Property or otherwise stored in a manner that is acceptable to Lender in its sole discretion; bills-paid affidavits executed by Borrower and the Contractor and lien releases and waivers executed by the contractors, subcontractors, laborers and materialmen with respect to previous payments made and the payment currently due;

(c) An inspection firm approved by Lender (“Inspection Service”) or authorized agent or employee of Lender has inspected the work and verified to Lender in writing that the work represented on the Draw Request has been completed in accordance with this Agreement;

(d) If Lender, at its sole option, requires, title insurance endorsements insuring the continued first lien priority of the Security Instrument over all matters (including mechanics’ liens) except those previously approved by Lender, and increasing the amount of title insurance to include the advance being made; Lender shall have received such endorsements or evidence satisfactory to Lender that such endorsements will be delivered; and

(e) No Event of Default or event which, with the passage of time, the giving of notice, or both, would constitute an Event of Default related in any way to this Agreement, any Loan Document, the Loan or any Related Loan shall exist.

5.5 Indirect Cost Disbursements. Subject to Paragraph 5.7 below, Advances to pay “indirect costs” described in the Budget (other than for interest or for contingencies) may be made to reimburse Borrower for the indirect costs previously paid by Borrower.

5.6 Interest Disbursements and Other Payments to Lender. Advances to pay interest on the Credit Line and any other amounts payable to Lender under any agreement between Borrower and Lender may be made by Lender to itself on the date that payment or reimbursement is required by Lender. Lender shall provide Borrower with a monthly notice setting forth the amounts so paid. If interest or any other amount owed to Lender under the Credit Line or any Related Loan or under any other agreement between Borrower and Lender is delinquent, Lender may apply any Advance to pay the amount due to Lender before making a disbursement to Borrower.

5.7 Overhead and Contingency Line Item Disbursements. Unless otherwise approved by Lender, Advances to pay any overhead, administrative, supervision, or contingency line items shall be made in proportion to the percentage of completion of the Home.

5.8 Authorization of Disbursements. If Borrower is more than one person or entity, then either or any of them are authorized to approve disbursements on behalf of Borrower; provided, however, that if Lender receives conflicting instructions, Lender shall be under no obligation to disburse Loan Proceeds until such time as Lender receives consistent instructions and authorizations.

5.9 Increased or Decreased Costs or Value. If at any time proposed changes in the Plans or increases in material or labor costs increase the cost of a Home, Lender may withhold further Advances until Borrower deposits sufficient funds into Borrower’s Funds Account to cover the increased costs as determined by Lender. If at any time proposed changes in the Plans or other conditions decrease the cost or value of the Property or Home, Lender may withhold Advances or reduce the Loan Amount in order to comply with the applicable “loan to value” or “loan to cost” ratios stated on Exhibit “A”.

5.10 Retention and Completion Date; Final Advance. Lender, at its sole discretion, may require and is hereby authorized to retain undisbursed the amount allocated for land/lot value which is not disbursed as part of the Initial Advance as a “retention.” If Advances are disbursed to pay direct costs on the basis of invoices instead of on the basis of the percentage of completion of the Home Lender shall retain the amount required by law as “retainage” to protect Lender and Borrower from lien claims of subcontractors, laborers and materialmen. If retainage is not specifically authorized or directed by law, Lender shall have the right, in its sole discretion, to retain up to 10% of the amount payable to each contractor or subcontractor until the Completion Date (hereinafter defined) and the funding of the Final Advance. Lender shall have no obligation to release the retainage, or any portion thereof until all of the following shall have occurred to Lender’s satisfaction, or shall have been waived by Lender (the date when all of the following have occurred (or shall have been waived) and the portion of the Loan Proceeds described above has been released to Borrower as provided herein is referred to herein as the “Completion Date” and the disbursement of the final portion of the Loan Proceeds allocated for construction costs of the Home is referred to as the “Final Advance”-):

(a) A written notice from Borrower stating that the Home has been completed to Borrower’s satisfaction and requesting that final payment be made and the retention released;

(b) A final inspection of the Home by the Inspection Service confirms that the Home has been completed and a valid notice of completion shall have been filed for the Home or a certificate of occupancy shall have been issued for the Home;

(c) An affidavit form Contractor that all bills for labor and materials have been paid, and final lien releases from the Contractor and from any subcontractors, materialmen and laborers as requested by Lender have been received; and Borrower shall publish, file or record, or procure, to the extent and in the manner applicable law permits: (a) a valid notice of cessation, and/or (b) a valid notice of completion of the Home; and

(d) Lender’s title insurer shall have issued a new title policy, or an endorsement to the Title Policy insuring that the Security Instrument is a first lien on the Property subject only to exceptions and requirements approved by Lender.

5.11 Funding of Advances to Borrower’s Special Account. Except as set forth herein or otherwise approved by Lender, all Advances under the Loan are to be made by direct deposit by Lender into a demand deposit account (or other approved account) maintained by the Borrower with the Lender for such purpose (the “Borrower’s Special Account”. All Advances shall be made by such deposit into the Borrower’s Special Account and Lender shall provide notice to Borrower in its customary manner of such deposit. The Borrower’s Special Account shall be administered by Lender in its customary manner and the execution of this Agreement shall authorize deposit and/or withdrawals to or from such Borrower’s Special Account in accordance with Lender’s customary practices.

ARTICLE 6. CLAIMS OF CONTRACTORS, SUBCONTRACTORS,

MATERIALMEN, ET AL.

6.1 Payment of Construction Claims. Borrower will be in default under this Agreement if a claim by a potential lien claimant is filed pursuant to applicable law, or, if applicable, a “notice of intent to file a mechanics lien”, a “stop notice” or “withhold notice” is served on Lender pursuant to applicable law, and Borrower has not taken the steps required in the succeeding paragraphs of this Article 6 to protect Lender and the Property against the effects of such action. Until such steps have been taken, Borrower acknowledges that Lender shall have the right, at its option, to suspend further Advances or to pay the amount of the claim for the account of Borrower. If Lender elects, in its sole discretion, to continue making Advances after receiving notice of any such claim or potential lien, Lender will have the right to impose additional requirements and conditions determined by Lender to be appropriate in its sole and absolute discretion and to require that Borrower satisfy such requirements and conditions as a condition of Lender’s making any further Advance.

6.2 Removal of Liens and Construction Claim Bond. Unless this requirement is waived by Lender, within twenty (20) days after the filing of any claim of lien with respect to any Property (including any Home that may have previously been released and even if the Loan with respect to a Home has been paid), Borrower shall either cause the claim to be paid and the lien removed, or if the claim of lien is disputed or contested by Borrower, Borrower shall take whatever steps are appropriate under applicable law to remove the lien, which steps may include the following: (a) Borrower shall record or cause Contractor to record in the Office of the County Recorder in the County in which the Property is located (or in such other municipal or governmental office or court as may be appropriate or required under applicable law), a surety or other bond sufficient to release said claim of lien; or (b) Borrower shall commence appropriate court proceedings to cancel the lien and post whatever bonds or security and obtain whatever orders are appropriate to remove the lien as an encumbrance against the Property and/or against Lender.

6.3 Stop Notice or Withhold Notice. If applicable law grants contractors, subcontractors or materialmen the right to file a claim directly against Lender for all or a portion of any Loan, commonly called a “stop notice” or “withhold notice,” which notice requires Lender to withhold and not disburse a specified amount of any loan with respect to a Home, then Lender shall have the right to withhold further Advances and to require Borrower to do any of the following: (a) provide any bonds permitted by applicable law which then enable Lender to disburse the funds affected by the claim, or (b) deposit into Borrower’s Funds Account within five days after demand by Lender funds sufficient to pay the amounts demanded in the claim.

6.4 Resolution of Claims. If Borrower has deposited additional amounts to respond to the claims of any such claimant, then the amount deposited shall be disbursed in accordance with the resolution of the contest. Until the contested claim is resolved, the claim shall not constitute an Event of Default hereunder as long as, in Lender’s sole opinion, the adverse effect of such claim as a lien upon the Property or the Loan funds, or against Lender is held in abeyance through such deposit, bond or other actions taken by Borrower as described in this Article 6.

ARTICLE 7. PERSONAL PROPERTY

7.1 Definition of Personal Property. “Personal Property” means all accounts, chattel paper, documents, equipment, fixtures, general intangibles, goods, instruments, and inventory, as such terms are defined in the Uniform Commercial Code - Secured Transactions in the State in which the Property is located, and all other personal property of every kind and nature, whether now owned or hereafter acquired, and whether now existing or hereafter arising, and all accessions, parts, additions, replacements and substitutions for any such property, and all proceeds (including insurance proceeds) from the sale, exchange, or other disposition of such property. “Personal Property” also includes, but is not limited to, all Personal Property described in the attached Exhibit “C”.

7.2 Security Interest Granted in Personal Property. To secure payment and performance of Borrower’s obligations under the Loan Documents and all Related Loans, Borrower grants to Lender a security interest in the following: (a) all Personal Property, wherever located, used or to be used in connection with the construction of each Home on the Property; (b) all Personal Property that is now or will hereafter be placed on or in, or attached or affixed to, any Property or Home; (c) all Personal Property that is derived from or used in connection with the use, occupancy, or enjoyment of any Property or Home; (d) the Property to the extent the same is not encumbered by the Security Instrument as a first priority real estate lien; and (e) all present and future attachments, accessions, amendments, replacements, additions, products, and proceeds of every nature of the foregoing; and this Agreement constitutes a security agreement relating to such security interest.

7.3 Security Interest Granted in Borrower’s Funds, Etc. As additional security for payment and performance of Borrower’s obligations under the Loan Documents and under all Related Loans, Borrower irrevocably assigns to Lender and grants to Lender a security interest in the following: (a) the Loan Proceeds held by Lender (whether or not disbursed); (b) all funds deposited by Borrower with Lender under this Agreement; (c) all funds in Borrower’s Funds Account; (d) all funds deposited by Borrower with Lender at any time in any amount (including time deposits, demand deposits and other accounts in the name of Borrower or subject to Borrower’s right of withdrawal); (e) all governmental permits, approvals and authorizations obtained for the construction of each Home; (f) all reserves, deferred payments, deposits, refunds, cost savings, and payments of any kind relating to the construction and/or sale of Homes and the Property, including refunds of fees or deposits paid to any governmental authority and/or any utility company, refunds of taxes, and refunds of insurance premiums; (g) any loan commitment for permanent financing of any Home; (h) all causes of action and claims arising out of or relating to all Homes and Property; and (i) all other funds, property and property rights at any time delivered to or coming into Lender’s possession.

7.4 Default Rights and Remedies. Upon occurrence of any Event of Default Lender may use any of the security described in Paragraphs 7.2 and 7.3 for any purpose for which Borrower could have used it under the Loan Documents or any Related Loan, including applying any funds to payment and performance of Borrower’s obligations under the Loan Documents or under any Related Loan. Lender also shall have all other rights and remedies provided by law regarding the foregoing security including but not limited to the right to foreclose Lender’s security interest in any manner authorized by law.

7.5 Borrower’s Further Assurances. This Agreement is a Security Agreement under the Uniform Commercial Code in the State where the Property is located and may be filed and enforced as a Security Agreement. If in the judgment of Lender the filing of a financing statement or security agreement is deemed necessary or helpful to the perfection, maintenance, or continuation of any security interest granted by this Agreement, Lender may file one or more financing statements in any location Lender deems necessary or advisable to perfect Lender’s security interest in the security described in Paragraphs 7.2 and 7.3 and in Exhibit “C”.

ARTICLE 8. PROTECTION AND INSPECTION OF SECURITY

8.1 Lender’s Inspection Rights. Representatives of Lender and the Inspection Service shall have the right to enter upon the Property at all times, and if in Lender’s opinion the work is not in conformance with the Plans in a good and workmanlike manner, or is not otherwise satisfactory to Lender, Lender shall have the right (a) to stop the work and order its replacement, whether or not such unsatisfactory work has theretofore been incorporated in the Home, and (b) to withhold Advances until the work is satisfactory to Lender. If correction of the work is not commenced within fifteen (15) days after Lender notifies Borrower of the unsatisfactory work, such failure so shall constitute an Event of Default under this Agreement.

8.2 Lender’s Actions Solely for Its Benefit. Borrower expressly understands and agrees to the following:

(a) Lender (i) does not assume the duties of any contractor or architect and is not responsible in any respect whatsoever for the completion of construction in accordance with the Plans, (ii) is not required to make inspections of any Home, (iii) does not represent that the amount of the loan for any Home or for all Homes (including any Borrower’s Deposit) is sufficient to complete any Home or Homes, and (iv) has no obligation, if the amount to be advanced on any Home is not sufficient for the purpose, to complete any Home with its own or other funds or to advance additional funds;

(b) Lender’s acceptance of this Agreement does not constitute an approval of any covenants, conditions and/or restrictions affecting the Property or a representation that the Homes conform to any existing covenants, conditions and/or restrictions; and

(c) Any approval, or inspection of any Home by a representative of Lender is solely for Lender’s benefit and protection, and Borrower may not rely thereon.

ARTICLE 9. EVENTS OF DEFAULT AND REMEDIES

9.1 Events of Default. The occurrence of any of the following events (“Events of Default”) shall terminate any obligation of Lender to make a Loan or to continue making Advances, and shall permit Lender, at its option, to declare any or all Loans, the Note and any other debt owed by Borrower to Lender (whether such other debt is now outstanding or hereafter arises, it being understood that Lender may hereafter make additional loans to Borrower) and any and all Related Loans immediately due and payable, without notice, presentment, demand for payment, protest or notice of nonpayment or dishonor, notice of intent to accelerate, notice of acceleration, or any other notice or demand of any kind or character, and to exercise any right or remedy under any Loan Document or under the documents related to any Related Loan and at law and in equity:

(a) Borrower fails to make any payment or deposit required under the Loan Documents;

(b) Any representation or warranty in the Loan Documents or in any documents, papers, certifications or information submitted by or on behalf of Borrower in connection with its loan application or any Loan is false or misleading in any material respect;

(c) A default occurs under any instrument or agreement required under this Agreement, or any such instrument or agreement becomes ineffective;

(d) Lender fails to have a legal, valid, binding, and enforceable first lien on any Property for the full amount of the Credit Line;

(e) Work is discontinued on any Home for a period of fifteen (15) days and Lender has not excused such discontinuance or, if Lender has excused the discontinuance, work is not commenced and completed within the period specified by Lender or if a Home is not complete by the Unit Maturity Date (as such date may be extended as provided above);

(f) If construction of a Home is not performed in a good and workmanlike manner or fails to continue to meet the requirements of all applicable federal, state, county, municipal or other government regulations, or the requirements of any public utility provider;

(g) Borrower fails to make timely payments to contractors, subcontractors, laborers, materialmen, and suppliers and if such failure results in the filing of a lien or stop notice against the Property financed under any Loan (even if the Property has been released and the Loan with respect thereto has been paid in full) that is not cured or contested as provided in Article 6 above, and is still outstanding 20 days after the notice of filing is received by Lender.

(h) A default occurs under any instrument, agreement, license or permit required, obtained or issued by any governmental agency with jurisdiction over the Property;

(i) Borrower fails to obtain any instrument, agreement, license or permit required by any governmental agency with jurisdiction over the Property that will in Lender’s sole judgment prevent the completion of any Home by the Unit Maturity Date therefor and for the amount stated in the Budget;

(j) Cost overruns occur so that, in Lender’s sole opinion, any Home cannot be completed by the Unit Maturity Date therefor for the amount stated in the Budget or if Borrower fails to deposit sufficient additional funds into Borrower’s Funds Account to cover the additional costs;

(k) Borrower’s financial condition deteriorates to the point where, at Lender’s sole opinion, it is doubtful that any Home can be completed by its Unit Maturity Date and for the amount stated in the Budget, or Borrower becomes insolvent or files for Bankruptcy protection;

(l) Borrower breaches, defaults under, or fails to perform any term, condition, covenant or obligation contained in the Loan Documents or in any document related to any Related Loan, which breach or default is not otherwise referenced in this Article 9;

(m) Borrower or any other person liable under any Related Loan (including any guarantor of a Related Loan) (an “Other Liable Person”) breaches, defaults under, or fails to perform any term, condition, covenant or obligation under any other agreement between Borrower or any Other Liable Person and Lender, or under any Related Loan or any other contract or agreement related to any other loan to Borrower or any Other Liable Person by Lender or any other lender, or under any other contract or agreement between Borrower or any Other Liable Person and any third party if in Lender’s sole judgment and discretion such breach or default constitutes a material adverse effect on Borrower or on any Other Liable Person;

(n) Borrower misappropriates or diverts any Loan Proceeds or any deposit received from any prospective purchaser of any Home or spends any such funds for any purpose other than the purpose for which they were advanced or paid to Borrower;

(o) Any Guarantor defaults under or fails to perform any term, condition, covenant or obligation contained in any of the Loan Documents or under any other guaranty of any obligation owed to Lender (whether such Guarantor obligation relates to a loan to Borrower or to any other person or entity), or becomes insolvent or files for bankruptcy protection; and

(p) Any default occurs under any other loan or obligation secured by a lien against any Home or Property (whether or not the same is subordinate to the liens securing the Loan), or the holder of any other lien against any Home or Property initiates any process or proceeding to enforce a lien against any Home or Property.

Upon the occurrence of any Event of Default, in addition to all other rights Lender may have, Lender shall have the right to take whatever actions it deems necessary to protect its interests, including but not limited to terminating any contractors, subcontractors, laborers, materialmen, and suppliers, and substituting others to complete any Home.

9.2 Lender’s Remedies and Rights. Upon the occurrence of an Event of Default and at any time thereafter, in addition to all other rights and remedies allowed by law or by the terms of any of the Loan Documents or under the terms of any documents related to any Related Loan, Lender shall have the right to cease making Advances and disbursements under any Loan or any Related Loan.

Notwithstanding the foregoing, the Events of Default specified in Section 9.1 hereof shall be classified as (i) a Monetary Default (ii) a Limited Scope Default, or (iii) a Nonmonetary Default. The failure to perform the covenants of Section 9.1(a) and (g) shall constitute a Monetary Default hereunder. The failure to perform the covenants of Section 9.1(c) to the extent it affects a single Lot and/or Home, Section 9.1(d), Section 9.1(e), Section 9.1(f), Section 9.1(i) to the extent it affects a single Lot and/or Home, Section 9.1(p) to the extent it affects a single Lot and/or Home and Section 9.1(j) shall constitute Limited Scope Defaults. The failure to perform any other covenant contained in Section 9.1 shall constitute a Nonmonetary Default.

Lender shall give the Borrower notice of any event which, with the giving of notice and/or the lapse of time would be an Event of Default. The Borrower shall have the right to cure a Monetary Default within ten (10) days following the giving of such Notice of Default. The Borrower shall have a period of ten (10) days from the date of receipt of notice to cure a Limited Scope Default by paying the Release Price for the affected Lot and/or Home or otherwise curing the default. The Borrower shall have a period of twenty (20) days to cure a Nonmonetary Default unless such Nonmonetary Default is not susceptible to cure within such twenty (20) day period, in which case Borrower shall commence to cure such Nonmonetary Default with twenty (20) days following notice and shall diligently prosecute such cure to completion, provided, however, that Borrower will provide Lender with such information as Lender may reasonably request concerning the status of any attempted cure and such Non-monetary Default must be cured within sixty (60) days following the giving of such notice. Any event not cured within the applicable time periods specified herein shall be an Event of Default.

Notwithstanding the foregoing, Lender may, but shall not be required, to give notice of a Monetary Default or a recurrence of the same Nonmonetary Default more frequently than two times in any calendar year.

Lender shall have the right to take such actions as Lender deems appropriate to protect and preserve any Property, to complete the construction of any Home and to disburse funds to cure any Event of Default that may be cured by the payment of money. All sums expended by Lender to protect the Property, provide insurance, pay any fees or other costs for permits or licenses related to the any Property or for the construction or completion of any Home, or to cure any default or failure on the part of Borrower shall be deemed to be advanced to Borrower and secured by the Security Instrument even if in excess of the Loan Amount for the related Property and Home or in excess of the Credit Line, and the total thereof shall be due and payable to Lender within ten (10) days following demand by Lender. Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such action. No exercise of any rights will be to the exclusion of any other right or remedy available to Lender under any Loan Documents or under any documents related to any Related Loan or available at law or in equity, and all such rights and remedies shall be cumulative.

9.3 Automatic Acceleration and Maturity. Upon the occurrence of an Event of Default described in paragraph 9.1(p) that includes the initiation of any action, process or proceeding by the holder of any lien against any Property to enforce any loan or obligation or the lien securing the same, whether by lawsuit, action for foreclosure (whether judicial or non-judicial), the recording of any “notice of default” as a prerequisite to a foreclosure, or otherwise, the Note and all Loans and all Related Loans shall immediately and automatically be accelerated and shall be due and payable without further action by Lender and without notice, demand, presentment, notice of default, notice of intent to accelerate, notice of acceleration, or other notice or demand whatsoever.

9.4 Disbursements After Default. Notwithstanding the occurrence of any Event of Default or Lender’s exercise of any remedy described in this Agreement or in any other Loan Document or allowed at law or in equity, Lender may make Advances after the happening of any one or more Events of Default without thereby waiving its right to demand payment of the Note or any Related Loan, or Lender may enforce any remedy available to it without thereby implying any agreement or obligation to thereafter make any additional Advance. No Advance will operate to reinstate the Note or any Loan that had been accelerated prior to the making of such Advance.

ARTICLE 10. INTEGRATED CONTRACT

10.1 This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto, and supersede all oral negotiations and prior writings in respect to the subject matter hereof. All exhibits and addenda attached hereto are made a part of this Agreement. All references herein to any section, subsection, paragraph or clause shall be deemed to be a reference to the appropriate provision of this Agreement unless the context clearly provides otherwise. The Recitals are hereby incorporated into this Agreement by reference.

ARTICLE 11. NOTICES

11.1 All notices, if any, required or permitted to be given by law or under this Agreement or any other Loan Document must be in writing and shall be deemed given and received upon personal service or deposit in the United States Mail, certified or registered mail, postage prepaid, return receipt requested, addressed to the parties at their addresses stated above. The addresses may be changed by written notice, given in the same manner. Notice given in any manner other than the manner set forth above shall be effective when received by the party for whom it is intended. Unless and until written notice of change of address is actually received, the last address and addressee as stated by written notice, or provided herein if no written notice of change has been received, shall be deemed to continue in effect for all purposes.

ARTICLE 12. MISCELLANEOUS

12.1 Time of Essence; Force Majeure. Time is of the essence of this Agreement and of every other Loan Document. If the time specified for performance of any obligation by Borrower falls on a Saturday, Sunday, or a legal holiday, or a day upon which Lender’s business office is closed due to natural disaster, the date required for Borrower’s performance shall automatically be extended to Lender’s next business day thereafter. If Borrower’s timely performance of any act (other than payment of amounts due to Lender) is prohibited by any force majeure, the time for Borrower’s performance or completion of such obligation will be extended by the time during which performance was prohibited by such force majeure. The “force majeure” extension of the time for Borrower’s performance shall not apply to extend Borrower’s obligation to pay any amount due to Lender under this Agreement or any other Loan Document.

12.2 Successors and Assigns. This Agreement shall inure to and bind the heirs, devises, legal representatives, successors and assigns of the parties hereto. Borrower may not assign Borrower’s rights nor delegate Borrower’s obligations under Loan Documents without Lender’s prior written consent, which may be withheld for any reason or without stating any reason.

12.3 Lender’s Transfer of Loan Documents. LENDER MAY AT ANY TIME SELL, ASSIGN, TRANSFER, HYPOTHECATE, GRANT A PARTICIPATION OR GRANT A SECURITY INTEREST IN, OR OTHERWISE DISPOSE OF ALL OR ANY PART OF THE LOAN DOCUMENTS OR LENDER’S INTEREST IN THE CREDIT LINE OR ANY LOAN. BORROWER SHALL, ON LENDER’S REQUEST, EXECUTE SUCH FURTHER INSTRUMENTS AS MAY IN LENDER’S OPINION BE NECESSARY OR ADVISABLE TO EFFECT SUCH DISPOSITION, INCLUDING WITHOUT LIMITATION NEW PROMISSORY NOTES IN EXCHANGE FOR ANY NOTES REQUIRED

HEREUNDER. BORROWER ACKNOWLEDGES THAT THE RIGHTS OF LENDER UNDER THIS SECTION 12.3 ARE AN ESSENTIAL PART OF THIS AGREEMENT. BORROWER CONSENTS TO LENDER’S SHARING AND DISCLOSING ANY AND ALL INFORMATION CONCERNING BORROWER, INCLUDING ALL INFORMATION THAT MAY BE DEEMED CONFIDENTIAL OR PRIVATE INFORMATION UNDER ANY LAW CONCERNING PRIVACY RIGHTS OR UNDER LENDER’S PRIVACY POLICY IN CONNECTION WITH ANY TRANSACTION OR SERIES OF TRANSACTIONS CONTEMPLATED IN THIS SECTION.

12.4 Governing Law. This Agreement, and any other agreement required hereunder, shall be governed by and construed under the laws of the State where the Property is located.

12.5 Borrower’s Joint and Several Liability. If more than one person signs this Agreement as Borrower or if any additional party or person hereafter assumes any liability or responsibility as a borrower, co-borrower, surety, guarantor or endorser, their obligations under this Agreement and under any Note or Loan made pursuant to this Agreement are and will be joint and several, even if the Note evidencing the Credit Line is signed by less than all persons and entities now or hereafter identified as the “Borrower.”

12.6 Lender as Borrower’s Agent. Borrower irrevocably appoints and authorizes Lender, as its agent, whether or not Borrower is in default, to publish and file for record any notices of completion, cessation of labor, or any other notice Lender deems necessary to protect any interest of Lender under the Loan Documents. This appointment is hereby expressly declared to be a power coupled with an interest and is irrevocable. Notwithstanding the foregoing, the relationship between Borrower and Lender is solely that of debtor and creditor respectively.

12.7 Inconsistent Construction Contract Terms. Borrower agrees that if any terms and requirements of this Agreement are inconsistent in any way with provisions in any construction contract, such contract shall be modified and/or interpreted to conform to and give effect to the requirements of this Agreement. Borrower further acknowledges that if this does not occur, the result, at Lender’s sole option, shall be an Event of Default under this Agreement.

12.8 Costs and Attorney Fees. If a suit or action shall be instituted in any court (trial, appellate or otherwise) by Lender to collect any sum that may become due under this Agreement or any of the Loan Documents, the Borrower agrees to pay all costs of collection including court costs and reasonable attorneys’ fees incurred by Lender related to such suit or other action. If Lender utilizes the services of an attorney in collecting any sum due or coming due under this Agreement or any of the Loan Documents without instituting any suit or action in any court, the Borrower agrees to pay all costs of collection including reasonable attorneys’ fees incurred by Lender related to such collection or enforcement.

12.9 Borrower Indemnifies Lender. Borrower agrees to indemnify, defend, protect and hold Lender and its agents (including, without limitation, the Inspection Service) and their respective successors and assigns, harmless from and against any and all liabilities, losses, claims, actions, causes of action, judgments, orders, damages, costs and expenses (including without limitation all consultant, expert and legal fees and expenses), directly or indirectly arising out of or resulting from any accident, injury or occurrence upon the Property, or the construction of the Home on the Property, including any defective workmanship or materials; or any failure to satisfy any requirements of any laws, regulations or ordinances that apply or pertain to the Property or any Home; or breach of any representation or warranty made or given by Borrower; or any claim or cause of action of any kind by any party that Lender is liable for any act or omission of Borrower or any other person or entity in connection with the ownership, sale, construction or development of the Property or any Home. Borrower’s indemnity obligations under this Agreement include the obligation to indemnify Lender from Lender’s own negligence, unless Lender’s acts or omissions constitute gross negligence or willful misconduct.

12.10 No Third Party Beneficiaries. The benefits of this Agreement shall not inure to any third party, nor shall this Agreement be construed to make or render Lender liable to any materialmen, subcontractors, contractors, laborers or others for goods and materials supplied or work or labor furnished in connection with the construction of any Home or for debts or claims accruing to any such persons or entities against Borrower. Lender shall not be liable for the manner in which any Advances under any Loan may be applied by Borrower, any Contractor and any of Borrower’s other contractors or subcontractors. Notwithstanding anything contained in the Loan Documents, or any conduct or course of conduct by the parties hereto, this Agreement shall not be construed as creating any rights, claims or causes of action against Lender, or any of its officers, directors, agents or employees, in favor of any contractor, subcontractor, supplier of labor or materials, or any of their respective creditors, or any other person or entity other than Borrower. Without limiting the generality of the foregoing, Advances made to any contractor, subcontractor or supplier of labor or materials shall not be deemed a recognition by Lender of a third-party beneficiary status of any such person or entity.

12.11 Captions. The captions to the articles, sections and paragraphs of this Agreement are included only for the convenience of the parties and shall not have the effect of defining, diminishing, or enlarging the rights of the parties or affecting the construction or interpretation of any portion of this Agreement.

12.12 Amendments and Waivers. Any provision of this Agreement, the other Loan Documents or the Note may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Lender.

12.13 Invalidity, Severability. If any one or more of the provisions contained in this Agreement or in any other Loan Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other Loan Document.

12.14 Survival of Agreements. All representations and warranties of Borrower herein or in the other Loan Documents, and all covenants and agreements herein not fully performed before the effective date of this Agreement or of the other Loan Documents, shall survive such date or dates, and shall expressly survive the termination of any Loan Document and payment in full of the Note or any or all Loans and the release of the Property and Homes financed under this Agreement.

12.15 Waivers. No course of dealing on the part of Lender, its officers, employees, consultants or agents, including but not limited to any course of dealing whereby Lender does not require complete compliance with the terms, provisions and conditions hereof, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under this Agreement or any of the Loan Document shall operate as a waiver thereof; and

Lender may at any time require complete compliance with any and all terms, provisions and conditions of the Loan Documents. Lender may from time to time, and at any time waive, postpone or agree to delay satisfaction of any conditions or requirements stated in this Agreement or any other Loan Document as to any specific event or condition without thereby waiving, postponing or delaying Borrower’s obligation to satisfy such condition or requirement as to any other event or condition; and in the event of any such waiver, postponement or delay, Lender may impose such additional requirements or conditions as Lender may deem appropriate.

12.16 Taxes, etc. Any taxes (excluding income taxes) payable or ruled payable by federal or state authority in respect of the Note, this Agreement or the other Loan Documents shall be paid by Borrower, together with interest and penalties, if any.

12.17 Lender’s Consent or Approval. Except where otherwise expressly provided in the Loan Documents, in any instance where the determination, approval, consent or the exercise of judgment of Lender is required, the granting or denial of such determination, approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Lender; (b) deemed to have been given only by a specific writing intended for the purpose and executed by Lender; and (c) free from any limitation or requirement of reasonableness. Each provision for determination, consent, approval, inspection, review, or verification by Lender is only for Lender’s own purposes and benefit.

ARTICLE 13. SINGLE PURPOSE ENTITY

13.1 [Intentionally deleted.]

ARTICLE 14. SPECIAL NOTICES AND PROVISIONS

14.1 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, THE NOTE, AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

14.2 Waiver of Right to Trial by Jury and Arbitration. TO THE EXTENT PERMITTED BY LAW BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH OR THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND AFTER CONSULTATION WITH AN ATTORNEY SELECTED BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER. IN ADDITION, THE BORROWER WAIVES AND RIGHT TO COMPEL THE MEDIATION OR

ARBITRATION OF ANY DISPUTE ARISING UNDER THIS NOTE OR ANY INSTRUMENT SECURING THE PAYMENT HEREOF OR OTHERWISE RELATING HERETO, IT BEING UNDERSTOOD THAT THIS WAIVER OF ARBITRATION IS MADE KNOWINGLY AND VOLUNTARILY BY BORROWER.

Initials of Borrower

14.3 Receipt of Form of Master Deed of Trust. Pursuant to the provisions of Section 12.009 of the Texas Property Code, the Lender has duly recorded (or will record) the Master Deed of Trust in each county where an Approved Subdivision is located. The Borrower will execute with the initial funding of a New Start Request a Supplemental Deed of Trust which will incorporate the specified terms of the Master Deed of Trust. The Borrower acknowledges that, at the time of the execution of this Agreement, the Borrower has received a copy of the Master Deed of Trust. The Borrower acknowledges that, pursuant to the provisions of Section 12.009 of the Texas Property Code, on written request the Lender shall give the Borrower a copy of the Master Deed of Trust without charge to the Borrower, the Borrower’s successors in interest or the Borrower’s agent or the Borrower’s successor’s agent.

14.4 Special Addenda. The addenda and supplemental agreements indicated by an “X” in the space provided are attached to and incorporated in this Agreement for all purposes. In the event of any conflict between the terms and provisions contained in the indicated addendum or addenda and the terms and provisions stated above, the terms and provisions of the applicable addendum or addenda will supercede the provisions stated above.

☒	Financial Covenants, Reporting and Monitoring Agreement and Covenants, Representations and Warranties

☒	Compliance Certificate

☒	Disbursement Authorization

☒	Note

☒	Guaranty Agreement(s)

☒	Security Instrument

☒	Entity Certificate(s)

BORROWER:	LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership

	By:	LGI GP, LLC,
a Texas limited liability company
(its General Partner)

		By:	LGI Holdings, LLC,
a Nevada limited liability
company (its sole member)

By:
THOMAS E. LIPAR
Member

BORROWER:	LGI HOLDINGS, LLC,
a Nevada limited liability company

By:
THOMAS E. LIPAR
Member

LENDER:	TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:
Name:
Title:

FIRST AMENDMENT

TO

LOAN AGREEMENT

Between

LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership

and

LGI HOLDINGS, LLC, a Nevada limited liability company

and

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

$7,500,000.00 Construction Facility	December 9, 2010

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT is made and entered into as of the 9th day of December, 2010, between LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership and LGI HOLDINGS, LLC, a Nevada limited liability company, each with principal offices at 19221 IH-45 South, Suite 200, Conroe, Texas 77385 (the “Borrower”) and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, with offices at 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201 (the “Lender”).

RECITALS:

The Borrower and Lender entered into that certain Loan Agreement dated November 4, 2010, providing for a revolving line of credit loan up to the sum of $7,500,000.00 to finance the acquisition of real property and the construction of improvements thereon (hereinafter the “Existing Agreement”).

The loan is evidenced by that one certain Note dated November 4, 2010, in the original principal sum of $7,500,000.00 executed by the Borrower and payable to the order of Lender (herein the “Existing Note”).

The Lender is the owner and holder of the Existing Note and liens and security interests securing the payment thereof or otherwise relating thereto.

The Borrower has requested and Lender has agreed, upon the terms and conditions herein stated, to amend certain provisions of the Existing Agreement to allow for the issuance of Letters of Credit by the Lender under the Loan.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the Borrower and Lender agree to amend and restate the following provisions of the Existing Agreement to read as follows, to-wit:

ARTICLE 1

AMENDMENT TO LOAN AGREEMENT

The following Letter of Credit terms and provisions are incorporated as Section 1.24 of the Existing Agreement to provide as follows, to-wit:

SECTION 1.24

LETTER OF CREDIT LOAN

1. Letter of Credit Definitions:

(i) “Letter of Credit” shall mean each and every letter of credit issued by Lender pursuant to this Agreement to a governmental unit or agency or other beneficiary approved by

Lender as security for the completion of construction of improvements or for such other purpose that Lender may approve in its sole discretion, which letter of credit may be issued by Lender with respect to the obligations of either Borrower or any other affiliated or related entity of Borrower.

(ii) “Letter of Credit Fee” shall mean, for each Letter of Credit issued under the Letter of Credit Loan, the non-refundable letter of credit fee in the amount set forth below, which shall be paid by Borrower prior to issuance of the Letter of Credit.

(iii) “Letter of Credit Liability” shall mean at any time the sum of (i) the aggregate amount, then available to be drawn or that may thereafter be drawn under then outstanding Letters of Credit, and (ii) all amounts that have theretofore been drawn on any Letter of Credit and that have not been reimbursed or repaid to Lender.

(iv) “Letter of Credit Loan” shall mean the maximum aggregate amount of the Letter of Credit or Letters of Credit that may be issued by Lender as provided in Paragraph 2 of Article IX below.

(v) “Letter of Credit Note” shall mean the promissory note date of even date herewith in the principal sum of the Letter of Credit Loan (together with all renewals and extension thereof) executed and delivered by Borrower and payable to the order of Lender, evidencing the Letter of Credit Liability.

2. Letter of Credit Terms and Provisions:

(i) Letters of Credit. Provided that no Event of Default then exists, Lender agrees, subject to the following additional conditions, to issue from time to time one or more Letters of Credit in favor of a governmental unit or agency or other beneficiary approved by Lender as security for the completion of the construction of Improvements in an Approved Subdivision on Lender’s standard form and otherwise in form and substance acceptable to Lender in an aggregate amount not to exceed the Letter of Credit Loan set out in Paragraph 1 above, which Letter of Credit may be issued with respect to obligations of either Borrower or any related or affiliated entity of Borrower as Lender may elect. Any amounts disbursed by Lender under a Letter of Credit at any time and from time to time shall be deemed disbursements of proceeds of the Letter of Credit Loan and shall be evidenced by the Existing Note. If any Letter of Credit is outstanding on the Business Day immediately preceding the Maturity Date (or if an amount has then been drawn on a Letter of Credit which has not been reimbursed or repaid), Lender may demand delivery of cash collateral in an amount equal to the then outstanding Letter of Credit Liability, and such cash collateral may be retained by Lender until such time as the Letter of Credit Liability is reduced to zero (-0-). Lender may apply such cash collateral to the payment of any amounts thereafter drawn on the Letters of Credit immediately upon the funding of any draw under any Letter of Credit. The failure to deliver such cash collateral upon demand shall constitute an immediate Event of Default under the Loan Documents without notice or further demand. The repayment of any draws on any Letter of Credit shall be secured by the Loan Documents, and so long as any Letter of Credit is outstanding, Lender shall not be required to issue a full release of the Security Instrument. It shall be an Event of Default under the Loan Documents should Lender ever be required to disburse funds under any Letter of Credit

(ii) Letter of Credit Loan: The maximum aggregate amount of all Letters of Credit that may be issued pursuant to this Section 1.24 is $200,000.00. Notwithstanding the amount of the Letter of Credit Loan, the aggregate of (a) the Loan Amount of all Lots and Homes financed under the Existing Agreement and (b) the amount of all Project Loans originated under the A&D Loan, and (c) the Letter of Credit Liability outstanding at such time shall never exceed $7,500,000.00.

(iii) Letter of Credit Fee: Pour Thousand and No/100 Dollars ($4,000.00). The Letter of Credit Fee shall be equal to two percent (2.00%) of the Letter of Credit Liability for each Letter of Credit issued by Lender.

(iv) Security for Letter of Credit Loan. The Letter of Credit Loan shall be secured by (a) the Security Instruments securing the payment of the Existing Note and (b) a cash collateral account established by Borrower or funded as specified in this Section 1.24(iv). Upon payment in full of the Loan if any Letter of Credit is still outstanding the Partial Release Price shall continue to be collected by Lender as provided in this Agreement and shall be accumulated in a Letter of Credit Collateral Account and held by Lender as cash collateral for the Letter of Credit Loan. Borrower hereby grants Lender a security interest in such Letter of Credit Collateral Account as security for the Letter of Credit Loan and the Loan. Lender shall not be required to pay interest on the balance of the Letter of Credit Collateral Account unless Lender is required to pay interest thereon under applicable law. If Lender is required to pay interest on the Letter of Credit Collateral Account, such interest shall be added to said account as additional collateral. Upon any advance of proceeds under any Letter of Credit the balance of the Letter of Credit Collateral Account equal to said advance shall immediately and automatically be applied against the balance of the Existing Note.

(v) Automatic Advance on Existing Note. Upon the occurrence of a default and acceleration of the Loan, an amount equal to the difference between (i) the outstanding amount of the Letter of Credit and (ii) the balance of any Letter of Credit Collateral Account established pursuant to Paragraph 2 (iv) above shall immediately be advanced against the Existing Note, and the proceeds of such advance shall be held by Lender in the Letter of Credit Collateral Account as additional collateral for the Letter of Credit Borrower’s failure to immediately repay the amount of such advance shall constitute a default under the Existing Note and under this Agreement.

ARTICLE 2

NOTICE OF FINAL AGREEMENT

The parties acknowledge that Subsection (b) of Section 26.02 of the Texas Business and Commerce Code provides as follows:

“A loan agreement in which the amount involved in the loan agreement exceeds $50,000 in value is not enforceable unless the agreement is in writing and signed by the party to be bound or by that party’s authorized representative.”

In addition to the covenants made in the Loan Agreements (as amended hereby), Borrower and Lender further covenant and agree as follows, to-wit

1. The rights and obligations of Borrower and Lender shall be determined solely from the written Loan Agreement(s) and this amendment and any prior oral agreements between Lender and Borrower are superseded by and merged into the Loan Agreements.

2. The Loan Agreements may not be varied by any oral agreements or discussions that occur before or contemporaneously with the execution of the Loan Agreement(s).

3. The following Notice is provided pursuant to Section 26.02 of the Texas Business & Commerce Code:

THE WRITTEN LOAN AGREEMENT TO WHICH THIS NOTICE RELATES REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR. CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ARTICLE 3

MISCELLANEOUS PROVISION OF AMENDMENT

This Amendment may be executed in multiple counterparts, and is executed herein by the Borrower and Lender to acknowledge the amendment to the provisions specified herein and to confirm that, except as specifically amended hereby, said Existing Agreement shall remain in full force and effect. The Loan Agreement shall not be otherwise amended except in accordance the Loan Agreement

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

BORROWER:	LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership

	BY:	LGI GP, LLC,
a Texas limited liability company
(Its General Partner)

		BY:	LGI HOLDINGS, LLC,
a Nevada limited liability company
(Its sole member)

By:
Name:
Title:

BORROWER:	LGI HOLDINGS, LLC,
a Nevada limited liability company

By:
Name:
Title:

LENDER:	TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:
Name:
Title:

SECOND AMENDMENT

TO

LOAN AGREEMENT

Between

LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership

and

LGI HOLDINGS, LLC, a Nevada limited liability company

and

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

SECOND AMENDMENT TO

LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT is made and entered into as of the 4th day of November, 2011, between LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership and LGI HOLDINGS, LLC, a Nevada limited liability company, each with principal offices at 19221 IH-45 South, Suite 200, Conroe, Texas 77385 (the “Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, with offices at 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201 (the “Lender”).

RECITALS:

The Borrower and Lender entered into that certain Loan Agreement dated November 4, 2010, providing for a revolving line of credit loan up to the sum of $7,500,000.00 to finance the acquisition of real property and the construction of improvements thereon, which agreement is the subject of that certain First Amendment to Loan Agreement dated December 9, 2010 (hereinafter the “Existing Agreement”).

The loan is evidenced by that one certain Note dated November 4, 2010, in the original principal sum of $7,500,000.00 executed by the Borrower and payable to the order of Lender (herein the “Existing Note”).

The Lender is the owner and holder of the Existing Note and liens and security interests securing the payment thereof or otherwise relating thereto.

The Borrower has requested and Lender has agreed, upon the terms and conditions herein stated, to amend certain provisions of the Existing Agreement to extend the term of the Loan as specified herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the Borrower and Lender agree to amend and restate the following provisions of the Existing Agreement to read as follows, to-wit:

ARTICLE 1

AMENDMENT TO LOAN TERMS AND PROVISIONS

The following term included in the Loan Terms and Provisions specified in Exhibit “A” of the Existing Loan Agreement are amended to provide as follows, to-wit:

Line Expiration Date	December 4, 2011	The “Line Expiration Date” is the date after which no New Start Request may be submitted and no Initial Advance will be made to finance any new Lot and/or Home

ARTICLE 2

NOTICE OF FINAL AGREEMENT

The parties acknowledge that Subsection (b) of Section 26.02 of the Texas Business and Commerce Code provides as follows:

“A loan agreement in which the amount involved in the loan agreement exceeds $50,000 in value is not enforceable unless the agreement is in writing and signed by the party to be bound or by that party’s authorized representative.”

In addition to the covenants made in the Loan Agreements (as amended hereby), Borrower and Lender further covenant and agree as follows, to-wit:

1. The rights and obligations of Borrower and Lender shall be determined solely from the written Loan Agreement(s) and this amendment and any prior oral agreements between Lender and Borrower are superseded by and merged into the Loan Agreements.

2. The Loan Agreements may not be varied by any oral agreements or discussions that occur before or contemporaneously with the execution of the Loan Agreement(s).

3. The following Notice is provided pursuant to Section 26.02 of the Texas Business & Commerce Code:

THE WRITTEN LOAN AGREEMENT TO WHICH THIS NOTICE RELATES REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ARTICLE 3

MISCELLANEOUS PROVISION OF AMENDMENT

This Amendment may be executed in multiple counterparts, and is executed herein by the Borrower and Lender to acknowledge the amendment to the provisions specified herein and to confirm that, except as specifically amended hereby, said Existing Agreement shall remain in full force and effect. The Loan Agreement shall not be otherwise amended except in accordance the Loan Agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

BORROWER:	LGI HOMES - SUNRISE MEADOW, LTD.,
a Texas limited partnership

	By:	LGI GP, LLC,
a Texas limited liability company
(its General Partner)

		By:	LGI Holdings, LLC,
a Nevada limited liability
company (its sole member)

By:

BORROWER:	LGI HOLDINGS, LLC,
a Nevada limited liability company

By:

LENDER:	TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:
Name:
Title:

THIRD AMENDMENT

TO

LOAN AGREEMENT

Between

LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership

and

LGI HOLDINGS, LLC, a Nevada limited liability company

and

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

$7,500,000.00 Construction Facility	December 4, 2011

THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT is made and entered into as of the 4th day of December, 2011, between LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership and LGI HOLDINGS, LLC, a Nevada limited liability company, each with principal offices at 1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas 77380 (the “Borrower”) and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, with offices at 2350 Lakeside Blvd., Suite 800, Richardson, Texas 75082 (the “Lender”).

RECITALS:

The Borrower and Lender entered into that certain Loan Agreement dated November 4, 2010, providing for a revolving line of credit loan up to the sum of $7,500,000.00 to finance the acquisition of real property and the construction of improvements thereon, which agreement is the subject of that certain First Amendment to Loan Agreement dated December 9, 2010 and that certain Second Amendment to Loan Agreement executed as of November 4, 2011 (said Agreement, as amended is hereinafter referred to as the “Existing Agreement”).

The loan is evidenced by that one certain Note dated November 4, 2010, in the original principal sum of $7,500,000.00 executed by the Borrower and payable to the order of Lender (herein the “Existing Note”).

The Lender is the owner and holder of the Existing Note and liens and security interests securing the payment thereof or otherwise relating thereto.

The Borrower has requested and Lender has agreed, upon the terms and conditions herein stated, to amend certain provisions of the Existing Agreement to extend the term of the Loan as specified herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the Borrower and Lender agree to amend and restate the following provisions of the Existing Agreement to read as follows, to-wit:

ARTICLE 4

AMENDMENT TO LOAN TERMS AND PROVISIONS

The following term included in the Loan Terms and Provisions specified in Exhibit “A” of the Existing Loan Agreement are amended to provide as specified in Exhibit “A” attached hereto and incorporated herein.

ARTICLE 5

NOTICE OF FINAL AGREEMENT

The parties acknowledge that Subsection (b) of Section 26.02 of the Texas Business and Commerce Code provides as follows:

“A loan agreement in which the amount involved in the loan agreement exceeds 50,000 in value is not enforceable unless the agreement is in writing and signed by the party to be bound or by that party’s authorized representative.”

In addition to the covenants made in the Loan Agreements (as amended hereby), Borrower and Lender further covenant and agree as follows, to-wit

1. The rights and obligations of Borrower and Lender shall be determined solely from the written Loan Agreement(s) and this amendment and any prior oral agreements between Lender and Borrower are superseded by and merged into the Loan Agreements.

2. The Loan Agreements may not be varied by any oral agreements or discussions that occur before or contemporaneously with the execution of the Loan Agreement(s).

3. The following Notice is provided pursuant to Section 26.02 of the Texas Business & Commerce Code:

THE WRITTEN LOAN AGREEMENT TO WHICH THIS NOTICE RELATES REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ARTICLE 6

MISCELLANEOUS PROVISION OF AMENDMENT

This Amendment may be executed in multiple counterparts, and is executed herein by the Borrower and Lender to acknowledge the amendment to the provisions specified herein and to confirm that, except as specifically amended hereby, said Existing Agreement shall remain in full force and effect. The Loan Agreement shall not be otherwise amended except in accordance the Loan Agreement

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

BORROWER:	LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership

	BY:	LGI GP, LLC,
a Texas limited liability company
(Its General Partner)

		BY:	LGI HOLDINGS, LLC,
a Nevada limited liability company
(Its sole member)

By:
Name:
Title:

BORROWER:	LGI HOLDINGS, LLC,
a Nevada limited liability company

By:
Name:
Title:

LENDER:	TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

FOURTH AMENDMENT

TO

LOAN AGREEMENT

Between

LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership

and

LGI HOLDINGS, LLC, a Nevada limited liability company

and

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

FOURTH AMENDMENT TO

LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT is made and entered into as of the 18th day of April, 2012 (to be effective March 5, 2012), between LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership and LGI HOLDINGS, LLC, a Nevada limited liability company, each with principal offices at Lake Robbins Drive, Suite 430, The Woodlands, Texas 77380 (the “Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, with offices at 2350 lakeside Blvd., Suite 800, Richardson, Texas 75082 (the “Lender”’).

RECITALS:

The Borrower and Lender entered into that certain Loan Agreement dated November 4, 2010, providing for a revolving line of credit loan up to the sum of $7,500,000.00 to finance the acquisition of real property and the construction of improvements thereon, which agreement is the subject of that certain First Amendment to Loan Agreement dated 9, 2010 and that certain Second Amendment to Loan Agreement executed as of November 4, 2011 and that certain Third Amendment to Loan Agreement dated December 30, 2011 (said Agreement, as amended is hereinafter referred to as the “Existing Agreement”).

The loan is evidenced by that one certain Note dated November 4, 2010, in the original principal sum of $7,500,000.00 executed by the Borrower and payable to the order of Lender (herein the “Existing Note”). Pursuant to that certain Note Modification Agreement dated December 30, 2011, the amount available to be advanced on the Existing Note has been reduced to the sum of Five Million and No/100 Dollars ($5,000,000.00).

The Lender is the owner and holder of the Existing Note and liens and security interests securing the payment thereof or otherwise relating thereto.

The Borrower has requested and Lender has agreed, upon the terms and conditions herein stated, to amend certain provisions of the Existing Agreement to extend the term of the Loan as specified herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the Borrower and Lender agree to amend and restate the following provisions of the Existing Agreement to read as follows, to-wit:

ARTICLE 4

AMENDMENT TO LOAN TERMS AND PROVISIONS

The following term included in the Loan Terms and Provisions specified in Exhibit “A” of the Existing Loan Agreement are amended to provide as follows, to-wit:

Interest Rate (prior to any default):	The greater of (a) a fixed rate of four and fifty/hundredths percent (4.50%) per annum, or (b) an adjustable rate at all times equal to 90-Day LIBOR + three and ninety/hundredths percent (3.90%) per annum.

Origination Fee (RLC Loan):	Sold Homes:	0.40%	Of the Loan Amount for the Lot and Home
	Speculative Homes:	0.40%	Of the Loan Amount for the Lot and Home

	Model Homes:	0.40%	Of the Loan Amount for the Lot and Home

	Vacant Lots:	0.40%	Of the Loan Amount for the Lot

ARTICLE 5

NOTICE OF FINAL AGREEMENT

The parties acknowledge that Subsection (b) of Section 26.02 of the Texas Business and Commerce Code provides as follows:

“A loan agreement in which the amount involved in the loan agreement exceeds $50,000 in value is not enforceable unless the agreement is in writing and signed by the party to be bound or by that party’s authorized representative.”

In addition to the covenants made in the Loan Agreements (as amended hereby), Borrower and Lender further covenant and agree as follows, to-wit:

1. The rights and obligations of Borrower and Lender shall be determined solely from the written Loan Agreement(s) and this amendment and any prior oral agreements between Lender and Borrower are superseded by and merged into the Loan Agreements.

2. The Loan Agreements may not be varied by any oral agreements or discussions that occur before or contemporaneously with the execution of the Loan Agreement(s).

3. The following Notice is provided pursuant to Section 26.02 of the Texas Business & Commerce Code:

THE WRITTEN LOAN AGREEMENT TO WHICH THIS NOTICE RELATES REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ARTICLE 6

MISCELLANEOUS PROVISION OF AMENDMENT

This Amendment may be executed in multiple counterparts, and is executed herein by the Borrower and Lender to acknowledge the amendment to the provisions specified herein and to confirm that, except as specifically amended hereby, said Existing Agreement shall remain in full force and effect. The Loan Agreement shall not be otherwise amended except in accordance the Loan Agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

BORROWER:	LGI HOMES - SUNRISE MEADOW, LTD.,
a Texas limited partnership

	By:	LGI GP, LLC,
a Texas limited liability company
(its General Partner)

By:	LGI Holdings, LLC,
a Nevada limited liability
company (its sole member)

By:

BORROWER:	LGI HOLDINGS, LLC,
a Nevada limited liability company

By:

LENDER:	TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:
Name:
Title:

FIFTH AMENDMENT

TO

LOAN AGREEMENT

Between

LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership

and

LGI HOLDINGS, LLC, a Nevada limited liability company

and

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

FIFTH AMENDMENT TO

LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT is made and entered into as of the 9th day of January, 2013 (to be effective November 4, 2012), between LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership and LGI HOLDINGS, LLC, a Nevada limited liability company, each with principal offices at 1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas 77380 (collectively, the “Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, with offices at 2350 Lakeside Blvd., Suite 800, Richardson, Texas 75082 (the “Lender”).

RECITALS:

The Borrower and Lender entered into that certain Loan Agreement dated November 4, 2010, providing for a revolving line of credit loan up to the sum of $7,500,000.00 to finance the acquisition of real property and the construction of improvements thereon, which agreement is the subject of that certain First Amendment to Loan Agreement dated December 9, 2010, that certain Second Amendment to Loan Agreement executed as of November 4, 2011, that certain Third Amendment to Loan Agreement dated December 30, 2011 and that certain Fourth Amendment to Loan Agreement dated April 18, 2012 (said Agreement, as amended, is hereinafter referred to as the “Existing Agreement”).

The loan is evidenced by that one certain Note dated November 4, 2010, in the original principal sum of $7,500,000.00 executed by the Borrower and payable to the order of Lender (herein the “Existing Note”). Pursuant to that certain Note Modification Agreement dated December 30, 2011 the amount available to be advanced on the Existing Note has been reduced to the sum of Five Million and No/100 Dollars ($5,000,000.00).

The Lender is the owner and holder of the Existing Note and liens and security interests securing the payment thereof or otherwise relating thereto.

The Borrower has requested and Lender has agreed, upon the terms and conditions herein stated, to amend certain provisions of the Existing Agreement to extend the term of the Loan as specified herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the Borrower and Lender agree to amend and restate the following provisions of the Existing Agreement to read as follows, to-wit:

ARTICLE 7

AMENDMENT TO LOAN TERMS AND PROVISIONS

The following term included in the Loan Terms and Provisions specified in Exhibit “A” of the Existing Loan Agreement are amended to provide as follows, to-wit:

Line Expiration Date:	February 28, 2013	The “Line Expiration Date” is the date after which no New Start Request may be submitted and no Initial Advance will be made to finance any new Lot and/or Home.

ARTICLE 8

NOTICE OF FINAL AGREEMENT

The parties acknowledge that Subsection (b) of Section 26.02 of the Texas Business and Commerce Code provides as follows:

“A loan agreement in which the amount involved in the loan agreement exceeds $50,000 in value is not enforceable unless the agreement is in writing and signed by the party to be bound or by that party’s authorized representative.”

In addition to the covenants made in the Loan Agreements (as amended hereby), Borrower and Lender further covenant and agree as follows, to-wit:

1. The rights and obligations of Borrower and Lender shall be determined solely from the written Loan Agreement(s) and this amendment and any prior oral agreements between Lender and Borrower are superseded by and merged into the Loan Agreements.

2. The Loan Agreements may not be varied by any oral agreements or discussions that occur before or contemporaneously with the execution of the Loan Agreement(s).

3. The following Notice is provided pursuant to Section 26.02 of the Texas Business & Commerce Code:

THE WRITTEN LOAN AGREEMENT TO WHICH THIS NOTICE RELATES REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ARTICLE 9

MISCELLANEOUS PROVISION OF AMENDMENT

This Amendment may be executed in multiple counterparts, and is executed herein by the Borrower and Lender to acknowledge the amendment to the provisions specified herein and to confirm that, except as specifically amended hereby, said Existing Agreement shall remain in full force and effect. The Loan Agreement shall not be otherwise amended except in accordance the Loan Agreement.

BORROWER:	LGI HOMES - SUNRISE MEADOW, LTD.,
a Texas limited partnership

	By:	LGI GP, LLC,
a Texas limited liability company
(its General Partner)

By:	LGI Holdings, LLC,
a Nevada limited liability
company (its sole member)

By:

BORROWER:	LGI HOLDINGS, LLC,
a Nevada limited liability company

By:

LENDER:	TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:
Name:
Title:

SEVENTH AMENDMENT

TO

LOAN AGREEMENT

Between

LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership

and

LGI HOLDINGS, LLC, a Nevada limited liability company

and

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

SEVENTH AMENDMENT TO

LOAN AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AGREEMENT is made and entered into as of the 6th day of March, 2013, between LGI HOMES - SUNRISE MEADOW, LTD., a Texas limited partnership and LGI HOLDINGS, LLC, a Nevada limited liability company, each with principal offices at 1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas 77380 (collectively, the “Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, with offices at 2350 Lakeside Blvd., Suite 800, Richardson, Texas 75082 (the “Lender”).

RECITALS:

The Borrower and Lender entered into that certain Loan Agreement dated November 4, 2010, providing for a revolving line of credit loan up to the sum of $7,500,000.00 to finance the acquisition of real property and the construction of improvements thereon, which agreement is the subject of that certain First Amendment to Loan Agreement dated December 9, 2010, that certain Second Amendment to Loan Agreement executed as of November 4, 2011, that certain Third Amendment to Loan Agreement dated December 30, 2011 and that certain Fourth Amendment to Loan Agreement dated April 18, 2012 and that certain Fifth Amendment to Loan Agreement dated January 9, 2013 and that certain Sixth Amendment to Loan Agreement dated February 20, 2013, which extended the term of the Loan (said Agreement, as amended, is hereinafter referred to as the “Existing Agreement”).

The loan is evidenced by that one certain Note dated November 4, 2010, in the original principal sum of $7,500,000.00 executed by the Borrower and payable to the order of Lender (herein the “Existing Note”). Pursuant to that certain Note Modification Agreement dated December 30, 2011 the amount available to be advanced on the Existing Note has been reduced to the sum of Five Million and No/100 Dollars ($5,000,000.00).

The Lender is the owner and holder of the Existing Note and liens and security interests securing the payment thereof or otherwise relating thereto.

The Borrower has requested and Lender has agreed, upon the terms and conditions herein stated, to amend certain provisions of the Existing Agreement to extend the term of the Loan as specified herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the Borrower and Lender agree to amend and restate the following provisions of the Existing Agreement to read as follows, to-wit:

ARTICLE 10

AMENDMENT TO CERTAIN OPERATIONAL PROVISIONS

1. Additional Definitions: In addition to the terms contained in the Existing Agreement, the following terms shall have the following meanings:

(i) “Borrowing Availability” shall mean, at any point in time, the aggregate Loan Value for all Borrowing Base Units included in the Borrowing Base pursuant to the terms hereof (which Loan Values shall be determined and may be adjusted as provided in the Existing Agreement and shall be limited as specified therein). Prior to the date that each Home is substantially complete, the Loan Value shall be determined based on the percentage of completion of the Improvements as specified therein. The Loan Value of each Borrowing Base Unit shall be determined by Lender in its sole discretion).

(ii) “Borrowing Base” shall mean, at any point in time, the pool of collateral with respect to which the Borrower’s borrowing capacity for funds hereunder is measured; the collateral in the pool includes those Borrowing Base Units which are included in the Borrowing Base as specified herein, subject to the exclusions and limitations specified in accordance with the provisions of this Agreement.

(iii) “Borrowing Base Unit” shall mean, at any point in time, each Sold Home, Speculative Homes, Model Home or Vacant Lot which is included in the Borrowing Base.

2. Operational Provisions. The Borrowing Base shall be administered by the Lender as follows:

(i) Borrowing Base. Subject to the limitations specified herein, the Borrower may establish and maintain the Borrowing Base upon the following terms and conditions:

(A) Initial Borrowing Base. The Initial Borrowing Base shall include all Borrowing Base Units which are currently being financed under the credit facility. For each Borrowing Base Unit included in the initial Borrowing Base, the date of inclusion shall be the date of the original approval of said Lot and/or Home for financing under the Existing Loan Agreement and not the date of the initial Borrowing Base (i.e. Lot and Homes shall have an inclusion date that is the date said Lot and Home was first financed by Lender).

(B) Borrowing Availability. At all times the Borrowing Availability shall be determined by the Lender as an aggregate of all of the adjusted Loan Values of all Borrowing Base Units that have been the subject of a New Start Request and that have complied for financing under the Loan. The Borrower may submit New Start Request in accordance with the terms of the Existing Agreement. The Lender will determine the Borrowing Availability based on the Loan Value of each Borrowing Base Unit financed under the construction facility in accordance with the terms of the Existing Agreement. The Lender will inspect each Borrowing Base Unit included in the Borrowing Base and the Lender may adjust the Loan Value of each Borrowing Base Unit based on the percentage of completion of the improvements upon said Lot and may also adjust the Loan Value based on the period of time that each Borrowing Base Unit has have been financed under the credit facility (i.e., the Loan Value may be reduced as Lots and/or Homes remain in the Borrowing Base for a period in excess of one year).

(ii) Release Price. Notwithstanding any provision of the Existing Agreement to the contrary, when each Lot and/or Home is released from the Borrowing Base, the aggregate Borrowing Availability shall be reduced by the Loan Amount (i.e. the committed amount for such Lot and/or Home) of the Lot and/or Home being released. If the removal of such Lot and/or Home from the Borrowing Base would result in the outstanding principal balance of the Note exceeding the Borrowing Availability at such time, the Release Price for such Lot and/or Home shall be equal to the Loan Amount FOR SUCH Lot and/or Home, however, if the removal of the Lot and/or Home from the Borrowing Base would not result in the principal balance of the Note exceeding the Borrowing Availability at such time, the Release Price for such Lot and/or Home shall be the sum of One Thousand, and No/100 Dollars ($1,000.00). Upon the release of any Lot and/or Home from the Borrowing Base, the aggregate Borrowing Availability shall be reduced by the Loan Value for such Lot and Home.

(iii) Guidance Line. The agreement of the Lender to operate the construction facility as a Borrowing Base shall not alter or amend the character of the line of credit as a guidance line. The parties acknowledge that Lender may in its sole discretion agree to accept for financing any particular Lot and/or Home by approving a New Start Request for such Lot and Home. Notwithstanding Borrower’s full compliance with all terms, conditions and covenants contained in the Loan Documents, Lender may at any time and from time to time decline to approve specific New Start Requests and thereby decline to add specific Lots and/or Homes to the Borrowing Base. In the event Lender declines to approve the financing of any specific Lot and/or Home, the rights and remedies of Lender pursuant to the terms of the Loan Documents shall not be diminished or otherwise affected.

(iv) Removal of Units from Borrowing Base. The Lender may remove a Borrowing Base Unit from the Borrowing Base with the result that the Loan Value of said Borrowing Base Unit is equal to zero if the Lot and/or Home has remained in the Borrowing Base for a period in excess of twenty-four (24) months.

(v) Limitations on Borrowing Base. Notwithstanding any other provision hereof to the contrary, no Borrowing Base Unit which is a Speculative Home shall be included in the Borrowing Base if the limitation on Speculative Homes provided in Existing Loan Agreement would be exceeded, nor shall any Borrowing Base Unit which is a Model Home be included in the Borrowing Base if the limitation on Model Homes provided in the Existing Loan Agreement would be exceeded, nor shall any Borrowing base Unit which is a Vacant Lot be included in the Borrowing base if the limited on vacant Lots specified in the Existing Loan Agreement would be exceeded. In the event a Speculative Home, Model Home or Vacant Lot is presented for inclusion in the Borrowing Base and the inclusion of said Borrowing Base Unit will cause the limitations specified in the Existing Loan Agreement to be exceeded, said Borrowing Base Unit may be included in the Borrowing Base and the Borrowing Base Value thereof shall be reduced so that such limitation on Spec Homes or Model Homes will not be exceeded.

(vi) Removal of Units from Borrowing Base. In the event the Lender determines that any Borrowing Base Unit although previously included in the Borrowing Base is or becomes the subject of a condition which violates any of the provisions hereof, the Lender may (if said condition is not cured within twenty (20)

days following written notice thereof from Lender to Borrower) remove the Borrowing Base Unit from the Borrowing Base and said Borrowing Base Unit shall have an Adjusted Unit Value of zero. If the condition is thereafter cured, the Borrowing Base Unit will be thereafter included in the Borrowing Base, however, the date the Borrowing Base Unit was initially included in the Borrowing Base shall be used in calculation of the adjustments to the Borrowing Base for the determination of the Adjusted Unit Value as specified herein.

(vii) Net/Gross Borrowing Base. The Loan created and described herein shall be a “Net/Gross Borrowing Base” which shall mean that the total Loan Amount of all Borrowing Base Units may exceed the Line Amount specified in Exhibit “A” but that under no circumstances shall the Lender be required to advance at any one time more than the Line Amount (i.e. $2,000,000.00) and at no time shall the unpaid principal balance of the Loan exceed the Line Amount. If at any time the balance of the Note exceeds the Line Amount, the Borrower will be required to make a prepayment of the principal amount by which said balance exceeds the Line Amount. Notwithstanding the Line Amount, the Borrower may add Borrowing Base Units to the Borrowing Base such that the aggregate Loan Value of all Lots and Homes exceeds the Line Amount, however, the aggregate Loan Amount for all Borrowing base Units under the Borrowing Base may never exceed Three Million Two Hundred Fifty Thousand and No/100 Dollars ($3,250,000.00).

Borrower recognizes that the limitation on funding of Advances for Vacant Lots and Homes under the Loan to $2,000,000.00 while Lots and Homes financed under the Loan have an aggregate Loan Value in excess of said amount may, under certain circumstances, result in the need for Borrower to pay certain costs through sources other than the Loan. Lender is under no obligation to consent to any subordinate financing arrangement for the financing of such excess costs that may have to be paid through sources other than the Loan. Borrower agrees to defend, indemnify and hold Lender harmless from and against any claim of any supplier, contractor, sub-contractor or other person providing services, labor or materials related to the construction of any Home as a result of there not being sufficient loan proceeds available to pay the budgeted or expected costs of construction of any Home and/or Improvements.

ARTICLE 11

AMENDMENT TO LOAN TERMS AND PROVISIONS

The terms included in the Loan Terms and Provisions specified in Exhibit “A” of the Existing Loan Agreement are amended to provide as specified in Exhibit “A” attached hereto.

ARTICLE 12

REMOVAL OF AFFILIATED LOAN LIMITATIONS

Contemporaneously herewith, the Lender is modifying the terms and provisions of that certain Loan from Lender to Affiliates of the Borrower (the “Affiliate Loan”). In consideration of the modification of the terms specified in this seventh Amendment to Loan Agreement, any limitations resulting from the Affiliate Loan are hereby removed and the amount available to be advanced under the Loan shall not be affected or reduced by the Affiliate Loan.

ARTICLE 13

NOTE MODIFICATION AGREEMENT

Contemporaneously with the execution of this Seventh Amendment to Loan Agreement, the Borrower has executed and delivered a Note Modification Agreement which amends and modifies certain terms of the Existing Note and which reduces the amount to be advanced on the Existing Note to Two Million and No/100 Dollars ($2,000,000.00).

ARTICLE 14

NOTICE OF FINAL AGREEMENT

The parties acknowledge that Subsection (b) of Section 26.02 of the Texas Business and Commerce Code provides as follows:

“A loan agreement in which the amount involved in the loan agreement exceeds $50,000 in value is not enforceable unless the agreement is in writing and signed by the party to be bound or by that party’s authorized representative.”

In addition to the covenants made in the Loan Agreements (as amended hereby), Borrower and Lender further covenant and agree as follows, to-wit:

1. The rights and obligations of Borrower and Lender shall be determined solely from the written Loan Agreement(s) and this amendment and any prior oral agreements between Lender and Borrower are superseded by and merged into the Loan Agreements.

2. The Loan Agreements may not be varied by any oral agreements or discussions that occur before or contemporaneously with the execution of the Loan Agreement(s).

3. The following Notice is provided pursuant to Section 26.02 of the Texas Business & Commerce Code:

THE WRITTEN LOAN AGREEMENT TO WHICH THIS NOTICE RELATES REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ARTICLE 15

MISCELLANEOUS PROVISION OF AMENDMENT

This Amendment may be executed in multiple counterparts, and is executed herein by the Borrower and Lender to acknowledge the amendment to the provisions specified herein and to confirm that, except as specifically amended hereby, said Existing Agreement shall remain in full force and effect. The Loan Agreement shall not be otherwise amended except in accordance the Loan Agreement.

BORROWER:	LGI HOMES - SUNRISE MEADOW, LTD.,
a Texas limited partnership

	By:	LGI GP, LLC,
a Texas limited liability company
(its General Partner)

By:	LGI Holdings, LLC,
a Nevada limited liability
company (its sole member)

By:

BORROWER:	LGI HOLDINGS, LLC,
a Nevada limited liability company

By:

LENDER:	TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:
Name:
Title: